UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14(a)-12

Ocean Power Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, JANUARY 27, 2026

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Ocean Power Technologies, Inc. (the “Company,” “OPT,” “we,” “us” or “our”) will be held on Tuesday, January 27, 2026, at 10:00 a.m., Eastern Time, in virtual meeting format only, via live webcast (including any adjournments, postponements, or continuations thereof, the “2025 Annual Meeting”). The 2025 Annual Meeting will be conducted in a virtual format to provide stockholders the opportunity to attend, irrespective of location.

The 2025 Annual Meeting will be held for the following purposes:

1.	To elect as directors the five (5) persons named in this Proxy Statement as the Board’s nominees to serve on our Board of Directors (the “Board” or the “OPT Board”) until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal;

2.	To approve an amendment to the Amended & Restated 2015 Omnibus Incentive Plan (the “2015 Plan”) to (a) increase the number of shares of our common stock available for grant under the 2015 Plan from 27,282,036 to 32,282,036, (b) to change the limit on the number of shares of stock that may be granted in a calendar year to any eligible person to a formulaic standard based upon a maximum multiple of base cash compensation and to provide the Committee that administers the 2015 Plan with the discretion to determine the specific number of shares that may be granted in a calendar year to any eligible person, (c) to change the withholding provisions to allow a grantee under the 2015 Plan to authorize the Company to withhold shares of Stock for satisfying any federal, state or local tax withholding requirements at percentages equal to or more than the statutory minimum, up to the statutory maximum; and (d) to allow for shares of common stock deducted for or delivered by a grantee to satisfy any federal, state or local tax withholding requirements to be available again for issuance under the 2015 Plan (together, the “Plan Amendments”);

3.

To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, from 300,000,000 to 400,000,000 (the “Charter Amendment”);

4.	To consider and take action on the ratification of the selection of Baker Tilly LLP as our independent registered public accounting firm for fiscal year ending April 30, 2026;

5.	To approve, by a non-binding advisory vote, the compensation of our named executive officers; and

6.	To transact such other business as may properly come before the 2025 Annual Meeting.

Who Can Vote:

Stockholders of record at the close of business on December 1, 2025.

How You Can Vote:

You may cast your vote via mail, telephone, or the Internet. Certain stockholders may only be able to vote by mail. You may also vote virtually at the 2025 Annual Meeting.

Who May Attend:

All stockholders are cordially invited to attend the 2025 Annual Meeting by visiting www.cesonlineservices.com/optt26_vm, where you will be able to listen to the meeting live, submit questions, and vote. To attend the 2025 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt26_vm by 10:00 a.m. Eastern Time on January 26, 2026.

A list of stockholders entitled to vote at the 2025 Annual Meeting will be available for examination by any stockholder, for any purpose germane to the 2025 Annual Meeting, for ten (10) days prior to the 2025 Annual Meeting during ordinary business hours at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, OPT’s principal place of business.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE BOARD’S NOMINEES (TERENCE J. CRYAN, J. PHILIPP STRATMANN, CLYDE W. HEWLETT, CORLISS J. MONTESI, AND JIM THOMPSON) ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, AND “FOR” PROPOSAL 5 USING THE ENCLOSED PROXY CARD.

Whether or not you attend the 2025 Annual Meeting, it is important that your shares be represented at the 2025 Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope. Stockholders may also vote via the Internet or by telephone.

For more information and up-to-date postings, please go to www.oceanpowertechnologies.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact Sodali & Co. LLC (“Sodali”), our proxy solicitor assisting us in connection with the 2025 Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

Regardless of the number of shares of OPT common stock that you own, your vote is important. Thank you for your continued support, interest, and investment in OPT.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tracy Pagliara
Tracy Pagliara
Senior Vice President, General Counsel and Secretary

Monroe Township, NJ

December 2, 2025

This Notice of the 2025 Annual Meeting of Stockholders and the accompanying Proxy Statement will first be sent or made available to stockholders of record as of December 1, 2025 on or about December 2, 2025.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

430 Park Avenue, 14th Floor

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

E-mail: OPTT@investor.sodali.com

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting

to Be Held at 10:00 a.m., Eastern Time on Tuesday, January 27, 2026.

The Notice of the 2025 Annual Meeting of Stockholders, this Proxy Statement,

the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 are available at

https:// www.oceanpowertechnologies.com

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

PROXY STATEMENT

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) and the enclosed proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Ocean Power Technologies, Inc., a Delaware corporation (“OPT,” the “Company,” “we,” “us” or “our”), for use at OPT’s 2025 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “2025 Annual Meeting”). We anticipate that this proxy statement and the enclosed form of proxy card will first be sent or made available to stockholders of record as of the close of business on December 1, 2025 on or about December 2, 2025.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, including under “Executive Compensation.” References to “2025,” “2024,” and “2023,” and the like refer to the fiscal year ending, or ended, on April 30 of that year. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE 2025 ANNUAL MEETING

2025 Annual Meeting of Stockholders

Time and Date:	On January 27, 2026, at 10:00 a.m., Eastern Time.

Place:	Via live webcast by visiting www.cesonlineservices.com/optt26_vm. To attend the 2025 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt26_vm by 10:00 a.m. Eastern Time on January 26, 2026.

Record Date:	The close of business on December 1, 2025 (the “Record Date”).

Proxy Materials:	The Notice of the 2025 Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card, and OPT’s Annual Report on Form 10-K for the year ended April 30, 2025 will first be sent or made available to stockholders of record as of the Record Date on or about December 1, 2025.

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Proposals and Board Recommendations for Voting

PROPOSAL	RECOMMENDATION ON THE PROXY CARD	PAGE

Proposal 1 – Elect as directors the five (5) persons named in this Proxy Statement as the Board’s nominees to serve on our Board of Directors until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal	“FOR ALL”	14

Proposal 2 – To approve the Plan Amendments;	“FOR”	29
Proposal 3 – To approve the Charter Amendment;	“FOR”	34

Proposal 4 – To ratify, by a non-binding advisory vote, the selection of Baker Tilly LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026	“FOR”	35

Proposal 5 – To approve, by a non-binding advisory vote, the compensation of our named executive officers	“FOR”	53

WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED ON THE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE 2025 ANNUAL MEETING.

For more information and up-to-date postings, please go to www.oceanpowertechnologies.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact Sodali, our proxy solicitor assisting us in connection with the 2025 Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2025 Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY either by completing, signing, and dating the enclosed proxy card and promptly mailing it in the postage pre-paid envelope provided or by following the instructions on the enclosed proxy card to vote via the Internet or by telephone. Returning your proxy card will not prevent you from voting at the 2025 Annual Meeting but will ensure that your vote is counted if you are unable to attend.

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QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a stockholder of OPT. The Board is providing these proxy materials to you in connection with OPT’s Annual Meeting to be held on Tuesday, January 27, 2026 at 10:00 a.m., Eastern Time, via live webcast at www.cesonlineservices.com/optt26_vm. These materials will first be sent or made available to stockholders of record as of the Record Date on or about December 1, 2025. You are invited to attend the 2025 Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

These materials also include a voting instruction form or proxy card for the 2025 Annual Meeting. voting instruction forms and proxy cards are being solicited on behalf of the Board. OPT’s proxy materials include detailed information about the matters that will be discussed and voted on at the 2025 Annual Meeting and provide updated information about OPT that you should consider in order to make an informed decision when voting your shares. Our Board urges you to rely and vote only on the voting instruction form or proxy card.

When and where will the 2025 Annual Meeting be held?

The 2025 Annual Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Tuesday, January 27, 2026 in a virtual only meeting format via live webcast at www.cesonlineservices.com/optt26_vm. You will not be able to attend the 2025 Annual Meeting at a physical location. To attend the 2025 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt26_vm by 10:00 a.m., Eastern Time on January 26, 2026. Attendance at the 2025 Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of OPT. Access to the 2025 Annual Meeting may be granted to others at the discretion of OPT and the chair of the 2025 Annual Meeting.

Please have your voting instruction form, proxy card, or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the 2025 Annual Meeting.

Stockholders may log into the meeting platform beginning at 9:30 a.m., Eastern Time, on January 27, 2026. We encourage you to log in prior to the 2025 Annual Meeting’s start time by following the instructions found in the reminder email sent the day before the 2025 Annual Meeting.

If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee in order to vote at the 2025 Annual Meeting. If you need assistance with registration or voting, or have any questions, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the 2025 Annual Meeting.

We will provide stockholders with the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. The question-and-answer session will be conducted in accordance with certain rules of conduct. The rules of conduct will be available at https://oceanpowertechnologies.com/stockholder-meeting/ prior to the date of the 2025 Annual Meeting and may include certain procedural requirements.

Even if you plan to attend the 2025 Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the 2025 Annual Meeting.

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What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the 2025 Annual Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Sodali, our proxy solicitor assisting us in connection with the 2025 Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of Common Stock you own at the 2025 Annual Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals the authority to vote your shares of Common Stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to attend the 2025 Annual Meeting.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of Common Stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of Common Stock are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information directly from your brokerage firm, bank, trust, or other nominee. It is important that you complete, sign, date and return each proxy card you receive, or vote via the Internet or by telephone as described in the instructions included with your proxy card(s).

What matters will be voted on at the 2025 Annual Meeting?

We are aware of five matters that stockholders may vote on at the 2025 Annual Meeting. The following items are each listed on the proxy card:

1.	The election as directors the five (5) persons named in this Proxy Statement as the Board’s nominees to serve on our Board until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

2.	The approval of the Plan Amendments (Proposal 2);
3.	The approval of the Charter Amendment (Proposal 3);

4.	The ratification, by a non-binding advisory vote, of the selection of Baker Tilly LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026 (Proposal 4); and

5.	The approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 5).

We will also transact such other matters as may properly come before the 2025 Annual Meeting.

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Could other matters be decided at the 2025 Annual Meeting?

The Board does not intend to present to the 2025 Annual Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the 2025 Annual Meeting. However, if any other matters properly come before the 2025 Annual Meeting, the individuals named as proxies on the proxy card, or their duly constituted substitutes acting at the 2025 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares using the proxy card:

●	“FOR ALL” five (5) of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

●	“FOR” the approval of the Plan Amendments (Proposal 2);

●	“FOR” the approval of the Charter Amendment (Proposal 3);

●	“FOR” the ratification, by a non-binding advisory vote, of the selection of Baker Tilly LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026 (Proposal 4); and

●	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 5).

All shares represented by validly executed proxy cards received prior to the taking of the vote at the 2025 Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF OUR BOARD’S HIGHLY QUALIFIED AND VERY EXPERIENCED NOMINEES LISTED ON THE ENCLOSED PROXY CARD. If you indicate on your proxy card, via the Internet or by telephone, that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee.

We do not expect any additional matters to be presented for action at the 2025 Annual Meeting other than the matters described in this Proxy Statement. However, by either signing, dating, and returning your proxy card or following the instructions on the enclosed proxy card to submit your proxy and voting instructions via the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority, to the extent authorized by Rule 14a-4(c) of the Exchange Act, with respect to any other matter that may properly come before the 2025 Annual Meeting. The proxies will vote on any such matter in accordance with their best judgment to the extent authorized by Rule 14a-4(c) of the Exchange Act.

Do I have to attend the 2025 Annual Meeting to vote?

No. If you want to have your vote count at the 2025 Annual Meeting, but not actually attend the meeting, you may vote by granting a proxy or—for beneficial owners (i.e., “street name” stockholders)—by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this via the Internet, by telephone, or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your broker or bank for assistance in obtaining a duplicate control number.

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Do non-U.S. stockholders have to vote a different way?

Yes. Non-U.S. stockholders must contact their custodian bank or broker directly, as non-U.S. banks and brokerage houses do not necessarily forward the proxy materials to stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Non-U.S. banks and brokerage houses simply need to certify the number of shares owned by their clients as of the close of business on December 1, 2025, the Record Date. You should contact your bank or brokerage house to confirm the applicable voting deadline.

The proxy materials are available at: https://www.oceanpowertechnologies.com.

How may I obtain a paper copy of the proxy materials?

To receive, free of charge, a separate paper copy of this Proxy Statement or OPT’s 2025 Annual Report, stockholders may write or call our offices at the following address or telephone number:

Ocean Power Technologies, Inc.

Attn: Investor Relations

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

(609) 730-0400

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information.

What is the Record Date and what does it mean?

Our Board established the close of business on December 1, 2025 as the Record Date for the 2025 Annual Meeting to be held on Tuesday, January 27, 2026. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the 2025 Annual Meeting.

What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of Common Stock are held.

If your shares of Common Stock are registered directly in your name with Computershare Trust Company, N.A.—OPT’s transfer agent—you are a stockholder of record (also known as a “registered stockholder”).

If your shares of Common Stock are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a beneficial owner (i.e., a “street name” stockholder). As a beneficial owner, you have the right to instruct the broker, bank, or other nominee on how to vote the shares of Common Stock in your account. Please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares. You are also invited to attend the 2025 Annual Meeting. However, because you are not the stockholder of record, you will not be able to vote the shares of which you are the beneficial owner electronically at the 2025 Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares.

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How many shares of Common Stock are entitled to vote at the 2025 Annual Meeting?

As of the close of business on December 1, 2025, the Record Date, there were approximately 192,454,036 shares of Common Stock outstanding. Each share is entitled to one vote on all matters. There is no cumulative voting, and the holders of the Common Stock vote together as a single class. Delaware law does not provide stockholders with any dissenters’ or appraisal rights with respect to the matters to be voted on at the 2025 Annual Meeting.

How many votes must be present to hold the 2025 Annual Meeting?

One-third of the shares of Common Stock entitled to vote at the 2025 Annual Meeting must be represented electronically (given the virtual nature of the 2025 Annual Meeting) or by proxy at the 2025 Annual Meeting to constitute a quorum for the transaction of business. For purposes of determining whether a quorum is present, each share of Common Stock is deemed to entitle the holder to one vote per share.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are present at the virtual Annual Meeting; or

●	Have properly voted via the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Abstentions and broker non-votes (if any) are counted as present for purposes of determining the presence of a quorum at the 2025 Annual Meeting. For additional information regarding broker non-votes, please see “How do abstentions, against votes, broker non-votes, withhold votes and unmarked proxy cards affect the voting results?” in this Proxy Statement. A properly executed and valid proxy marked “withhold” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the 2025 Annual Meeting.

What vote is required to approve each proposal?

Proposal 1 – Election of Directors. Directors will be elected by a plurality of the votes cast by holders of shares represented virtually or by proxy at the 2025 Annual Meeting and entitled to vote on the election of directors. Therefore, the five (5) nominees for election as directors who receive the most votes cast by the shares represented by proxy or present at the 2025 Annual Meeting and entitled to vote in the election will be elected at the 2025 Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, that bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. If you do not instruct your bank or broker how to vote with respect to this item, your bank or broker may not vote with respect to the election of directors.

Proposal 2 – Approval of the Plan Amendments. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented virtually or by proxy at the 2025 Annual Meeting and voting on the matter, is required to approve the Plan Amendments.

Proposal 3 – Approval of the Charter Amendment. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented virtually or by proxy at the 2025 Annual Meeting and voting on the matter, is required to approve the Charter Amendment.

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Proposal 4 – Ratification of the Selection of Baker Tilly LLP. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented virtually or by proxy at the 2025 Annual Meeting and voting on the matter, is required to ratify, on a non-binding advisory basis, the selection of Baker Tilly LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026. If the stockholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider the results and any information submitted by the stockholders in determining whether to retain Baker Tilly LLP as OPT’s independent registered public accounting firm for the fiscal year ending April 30, 2026. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of OPT and its stockholders.

Proposal 5 – Advisory Vote on Our Named Executive Officer Compensation. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented virtually or by proxy at the 2025 Annual Meeting and voting on the matter, is required to approve, on a non-binding advisory basis, the executive compensation of our named executive officers. Although the advisory vote on Proposal 5 is non-binding—as provided by law—the Compensation Committee of our Board (the “Compensation Committee”) will review the results of the vote and take them into account in making its determination concerning executive compensation.

How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?

Abstentions and Broker Non-Votes. Abstentions, against votes, and withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted on Proposal 1, and broker non-votes, if any, will have no effect on the outcome of Proposal 1.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2. Broker discretionary voting is not permitted on Proposal 2.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3. Broker discretionary voting is not permitted on Proposal 3.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 4. Broker non-votes, if any, will have no effect on the outcome of Proposal 3. Broker discretionary voting is permitted on Proposal 4.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 5. Broker non-votes, if any, will have no effect on the outcome of Proposal 4. Broker discretionary voting is not permitted on Proposal 5.

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Unmarked Proxy Cards. If you sign and return a proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies therein will vote your shares in accordance with the recommendation of the Board on the five proposals; accordingly, if no direction is made, an unmarked but signed proxy card will be voted:

●	“FOR ALL” five (5) of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

●	“FOR” the approval of the Plan Amendments (Proposal 2);

●	“FOR” the approval of the Charter Amendment (Proposal 3);

●	“FOR” the ratification, by a non-binding advisory vote, of the selection of Baker Tilly LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026 (Proposal 4); and

●	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 5).

If any other matters properly come before the 2025 Annual Meeting, the individuals named as proxies therein, or their duly constituted substitutes acting at the 2025 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4 of the Exchange Act.

Where will I be able to find voting results of the 2025 Annual Meeting?

Voting results will be tallied by the inspector of election. A representative from Sodali will count the votes and serve as the independent inspector of election for the 2025 Annual Meeting. OPT will report the preliminary results in a Current Report on Form 8-K, to be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days following the 2025 Annual Meeting and will report the final results as soon as practicable following certification by the inspector of election.

How can I vote my shares of Common Stock?

Whether you are a stockholder of record or a beneficial owner holding any of your shares of Common Stock in “street name,” such as in a stock brokerage account with a broker or through a bank or other nominee, you may vote in the following ways:

By Phone:

Vote by dialing the number on the proxy card or voting instruction form and following the easy voice prompts.

By Internet;

Follow the instructions included on the proxy card or voting instruction form.

At the Virtual 2025 Annual Meeting:

Attend the virtual Annual Meeting and vote your shares electronically during the meeting. If you hold any shares in “street name,” you may not vote at the meeting unless you obtain a legal proxy from the organization that holds your shares.

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By Mail

If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote the proxy by filling out the proxy card and returning it in the enclosed postage-paid envelope.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the proxy card TODAY by Internet or mail to ensure that your votes are counted at the 2025 Annual Meeting.

The deadline for voting via the Internet or by telephone will vary depending upon how you vote your shares. Please follow the instructions shown on your proxy card or voting instruction form.

If you are not the stockholder of record, please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares on the voting instruction form. Your vote is important. You are also invited to attend the 2025 Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares electronically at the 2025 Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares of Common Stock.

Certain of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the 2025 Annual Meeting, we recommend that you submit every proxy card or voting instruction form you receive.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote via the Internet or by telephone?

If you are a stockholder of record, you may revoke your proxy or change your vote prior to the 2025 Annual Meeting by:

●	Voting again via the Internet or by telephone at a later time (but prior to January 27, 2026);

●	Signing, dating, and returning a new proxy card or voting instruction form with a later date (but prior to January 27, 2026);

●	Signing, dating, and mailing with a later date an instrument revoking the proxy to the attention of the Corporate Secretary, Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831 (but prior to January 27, 2026); or

●	Voting electronically at the 2025 Annual Meeting.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the 2025 Annual Meeting by following directions provided by your bank, broker, or other nominee to change such voting instructions. If you hold shares in “street name,” your attendance at the 2025 Annual Meeting will not revoke your voting instructions. In the absence of a revocation, shares represented by proxies will be voted at the 2025 Annual Meeting.

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How will my proxy be voted?

If you complete, sign, date, and return your proxy card(s) or vote via the Internet or by telephone, your proxy will be voted in accordance with your instructions. If you are a stockholder of record, and you sign and date your proxy card(s) but do not indicate how you want to vote, your shares of Common Stock will be voted as our Board recommends for each of the proposals. If you are a beneficial owner (i.e., a “street name” stockholder), and you sign and date your proxy card(s) but do not indicate how you want to vote, then the organization that holds your shares of Common Stock may generally vote on “routine” matters (also referred to as “discretionary matters”) but cannot vote on “non-routine” matters (also referred to as “non-discretionary matters”), as determined by applicable SEC and New York Stock Exchange (“NYSE”) rules. Please see “What if my shares of common stock are held in “street name” by my broker?” below.

What if my shares of Common Stock are held in “street name” by my broker?

Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your shares of Common Stock in your broker’s name and wish to vote at the 2025 Annual Meeting, you must contact your broker and request a document called a “legal proxy.” You must obtain this legal proxy in order to vote at the 2025 Annual Meeting. Even if you plan to attend the 2025 Annual Meeting, management strongly recommends that you vote your shares prior to attending the meeting.

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, as determined by applicable SEC and NYSE rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the independent inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Each of Proposal 1, Proposal 2, Proposal 3 and Proposal 5 included in this Proxy Statement is considered a non-routine matter, and therefore brokers, banks, and other nominees will not have authority to vote your shares on these proposals if you do not provide them with specific voting instructions.

The approval of the ratification of the appointment of Baker Tilly LLP as our independent registered public accounting firm (Proposal 4) is considered a “routine” proposal, and brokers have discretion to vote on this matter even if no instructions are received from the “street name” holder.

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Does OPT have cumulative voting?

No.

Who may attend the 2025 Annual Meeting?

Attendance at the virtual Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of OPT. Access to the 2025 Annual Meeting may be granted to others at the discretion of OPT and the Chair of the 2025 Annual Meeting. To attend the 2025 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt26_vm by 10:00 a.m., Eastern Time on January 26, 2026.

Please have your voting instruction form, proxy card, or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee to vote during the 2025 Annual Meeting. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Even if you plan to attend the 2025 Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the 2025 Annual Meeting.

Is a list of stockholders of record available?

OPT’s list of stockholders as of the Record Date and entitled to vote at the 2025 Annual Meeting will be available for examination by any stockholder, for any purpose germane to the 2025 Annual Meeting, for 10 days prior to the 2025 Annual Meeting during ordinary business hours at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, OPT’s principal place of business.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within OPT or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

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Who is paying the costs of the proxy solicitation?

OPT will bear the cost of the proxy solicitation by OPT and our Board, including amounts paid to banks, brokers, proxy solicitors, and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the 2025 Annual Meeting to beneficial owners of Common Stock. For additional information regarding the cost of this solicitation, please see the section “Solicitation of Proxies” in this Proxy Statement.

How will proxies be solicited?

The solicitation of proxies will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of Common Stock. Our directors, officers, and regular employees (at no additional compensation) may also solicit proxies from stockholders by personal contact, by telephone, by email, by facsimile transmission, by text messages, through social media platforms, or by other electronic means. Sodali, a proxy solicitation firm, has been retained by the Board to assist it in soliciting proxies. For additional information regarding how proxies will be solicited, please see the section “Solicitation of Proxies” in this Proxy Statement.

Who should I call if I have questions about the 2025 Annual Meeting?

If you have any questions or require assistance voting, or if you need additional copies of the proxy materials, please contact Sodali, our proxy solicitation firm, at:

430 Park Avenue, 14th Floor

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

E-mail: OPTT@investor.sodali.com

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting

to Be Held at 10:00 a.m., Eastern Time on Tuesday, January 27, 2026.

The Notice of the 2025 Annual Meeting of Stockholders, this Proxy Statement,

the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 are available at

https:// www.oceanpowertechnologies.com

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PROPOSAL ONE

ELECTION OF DIRECTORS

The size of our Board is currently set at five (5) directors. Each of our directors is elected annually and serves until the next Annual Meeting of Stockholders or until each director’s respective earlier resignation, removal from office, death, or incapacity.

At the 2025 Annual Meeting, five (5) directors are to be elected to the Board. Three of the Board’s nominees are incumbent directors, while Diana G. Purcel and Peter E. Slaiby have chosen not to stand for re-election. Corliss J. Montesi and Jim Thompson are potential new directors standing for election at the 2025 Annual Meeting. Our Board is pleased to nominate for election as directors the following five (5) director nominees: Terence J. Cryan, J. Philipp Stratmann, Clyde W. Hewlett, Corliss J. Montesi, and Jim Thompson. In selecting the director nominees that we are proposing for election, our Board has focused on selecting experienced board candidates who will work together constructively with a focus on operational excellence, financial strength, and the growth of stockholder value. Other than Mr. Stratmann who currently serves as OPT’s President and Chief Executive Officer, all of our Board’s director nominees are independent.

We believe our Board’s five (5) director nominees, three (3) of whom currently serve as members of the Board, have the integrity, knowledge, breadth of relevant and diverse experience, and commitment necessary to navigate our company through the complex and dynamic business environment in which we operate. Our Board’s recommendations are based on its carefully considered judgment that the experience, record, and qualifications of each of its nominees make them the best candidates to serve on the Board.

All of our Board’s five (5) director nominees bring to our Board executive leadership experience from their service as executives and/or directors of OPT and/or other entities. Collectively, our nominees possess a broad and diverse set of skills and experiences, including in the energy, maritime, marine data acquisition, and government sectors as well as the areas of engineering design, manufacturing, operations, government contracting and procurement, information technology, finance, governance, international operations, investor relations, cybersecurity, mergers and acquisitions, capital markets, capital allocation, capital structure, risk management, and strategic planning.

Unless otherwise specified, if you sign and return the enclosed proxy card, it will be voted “FOR ALL” five (5) of our Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal: Terence J. Cryan, J. Philipp Stratmann, Clyde W. Hewlett, Corliss J. Montesi, and Jim Thompson.

Each of the nominees recommended by our Board has consented to serving as nominees for election to our Board, to being named as a nominee of the Board in a proxy statement, and to serving as a member of the Board if elected by OPT’s stockholders.

As of the date of this Proxy Statement, our Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected as a director. However, if, before the election, any of the Board’s nominees is unable to serve or for good cause will not serve if elected (a situation that we do not anticipate), the Board’s proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the Board (unless the Board reduces the number of directors to be elected). If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies each substitute nominee, discloses that such nominee has consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominee required by the applicable rules of the SEC.

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OUR BOARD’S NOMINEES FOR ELECTION AS DIRECTORS

Below is biographical information concerning our Board’s nominees, including information regarding the person’s service as a director (if applicable), business experience, educational background, director positions held currently or at any time during the last five (5) years (if applicable), and the experiences, qualifications, attributes, and skills that caused our Board to determine that the person should serve as a director of OPT, given our business and structure.

Name	Age	Position(s) with the Company	Served as Director From
Terence J. Cryan	63	Chairman of the Board and Independent Director	2012
Philipp Stratmann	46	President, Chief Executive Officer, and Director	2021
Clyde W. Hewlett	71	Independent Director	2020
Corliss J. Montesi	61	Director Candidate	N/A
Jim Thompson	70	Director Candidate	N/A

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CANDIDATE (AGE)		KEY EXPERIENCE		ADDITIONAL QUALIFICATIONS

Terence J. Cryan, Chairman (63)[1]	●	Company Turnarounds: Successfully enacted strategic pivots as CEO hired specifically to turn around three companies, two of which were public	●	Ocean Power Technologies director since 2012, Chairman of the Board since 2014
			●	Executive Chairman of the Board of Westwater Resources, Inc. (explorer and developer of US-based mineral resources essential to clean energy production)
	●	Corporate Governance: Held management accountable to stockholders while serving on seven public company boards since 2006, and as chairman of two	●	Managing Director of MACCO Restructuring Group, LLC through September 2025 (provider of interim leadership and advice to middle-market firms facing operational or financial risk)
	●	Energy/Natural Resources Finance, M&A: 20 years in energy and natural resource investment banking, 12 years in energy and natural resource private equity, $6 billion+ in financing raises and transactions over career
			●	National Association of Corporate Directors Board Leadership Fellow
			●	Winner of the M&A Advisor’s 2022 Turnround of the Year Award
			●	Master of Science in Economics from The London School of Economics, Bachelor of Arts from Tufts University

Philipp Stratmann, CEO (46)[2]	●	Executive Leadership/Business Development: Approximately ten years of progressively more senior leadership roles in business and corporate development functions for suppliers to marine energy producers	●	Ocean Power Technologies director since 2021
	●	Defense/Engineering: Four years at VT Shipbuilding (currently BAE Systems Surface Fleet Solutions); leadership experience of managing company through U.S. Department of Defense’s Cybersecurity Maturity Model Certification for products; managing company through U.S. Security Clearance process	●	President and CEO of Ocean Power Technologies since 2021
			●	Prior roles include Vice President, Biofuels for Velocys and General Manager, Global Development and West Africa for InterMoor (an Acteon Company), as well as positions at E&Y, PRTM and VT Group
			●	National Association of Corporate Directors’ CERT Certificate in Cybersecurity Oversight
			●	Engineering Doctorate, Master of Engineering (Ship Science) from the United Kingdom’s University of Southampton

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Corliss J. Montesi (61)[3]	●

Accounting Expertise: Qualified Financial Expert with extensive experience as Principal Accounting Officer and Chief Audit Executive, supported by strong foundation developed at the Financial Accounting Standards Board and Deloitte.

●Finance: 24 years as a finance vice president across Fortune 250 companies, including service as CFO for a $2.5B business unit.

●

Master of Business Administration, Finance, from University of Bridgeport, Bachelor of Science, Accounting from University of Connecticut

●UTC Executive Leadership Program, Darden School of Business, University of Virginia

	●	Corporate Governance and Public Board Experience: More than 15 years advising public company Audit Committees on enterprise risk, financial reporting integrity, internal controls, cybersecurity oversight, and regulatory compliance.	●	Prior roles include Principal Accounting Office, L3Harris Technologies, Chief Audit Executive, L3Harris Technologies and United Technologies, CFO, Sikorsky Aerospace Services
	●	M&A and Transformation Excellence: Leadership across the full deal lifecycle, including strategic acquisitions, divestitures and major post-merger integration initiatives. Proven track record driving large-scale transformation, digital finance modernization, process redesign and enterprise risk management programs.	●	Hall of Fame, University of Connecticut, School of Business

[1]	Terence J. Cryan has been CEO of Medical Acoustics, Inc.; Global Power Equipment Group Inc.; and Uranium Resources, Inc. In addition to Ocean Power Technologies and Westwater Resources, Mr. Cryan served on the boards of directors of Uranium Resources, Inc. from 2006 to 2016 (as Chairman of the Board from 2014 to 2016); Global Power Equipment Group Inc. from 2008 to 2017; Superior Drilling Products, Inc. from May 2014 to 2016; Gryphon Gold Corporation from 2009 to 2012; and The Providence Service Corporation from 2009 to 2011. Prior to joining MACCO Restructuring Group in 2020, Mr. Cryan was at various points Managing Director of Concert Energy Partners (an energy industry focused investment and private equity firm that he co-founded in 2001), Senior Managing Director in the Investment Banking Division at Bear Stearns, Head of the Energy and Natural Resources Group at Paine Webber, and an investment banker at Kidder, Peabody.

[2]	Philipp Stratmann was Ocean Power Technologies’ Vice President – Global Business Development from 2019 to his appointment as CEO.

[3]	Corliss J. Montesi has been a vice president of L3Harris Technologies since 2020. Before L3Harris, Ms. Montesi was a vice president at Stanley Black & Decker. Ms. Montesi held multiple vice president and director titles for various United Technologies Corporation business units from 1997 until 2014.

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CANDIDATE (AGE)		KEY EXPERIENCE		ADDITIONAL QUALIFICATIONS

Clyde W. Hewlett (71)[4]	●	Operations: 41 years in engineering for marine energy applications, culminating in four years as Chief Operating Officer at Oceaneering International, a provider of engineered services and products to the marine energy industry	●	Ocean Power Technologies director since 2020, Chair of the Health and Safety Committee since 2021
	●	Health & Safety: Developed behavior-based safety policies to ensure customers’ safety requirements are met, essential to winning and retaining business from mature marine companies and government agencies	●	Author of three papers that were presented at the Offshore Technology Conference (the premier conference focused on the advancement of technology for the offshore industry)
	●	Manufacturing: Developed and implemented industry-leading practices for manufacturing quality and operational excellence, critical to improving first pass yield, minimizing waste and increasing marine operational efficiency
			●	Bachelor of Science, Mechanical Engineering from Memorial University of Newfoundland, Canada
			●	Select course work at Rice and Harvard Universities in Accounting, Finance, and International Business

Jim Thompson (70)[5]	●	International Energy Business: Jim Thompson has more than two decades experience as an industry executive with Fortune 500, multi-national, energy, power and renewables companies.	●	Bachelor of Engineering (Electrical Engineering) from Texas A&M University
	●	Executive Search: Currently a partner specializing in executive searches for the following industries: energy & natural resources, infrastructure, manufacturing, transportation & logistics, and renewables & clean tech.

[4]	Clyde W. Hewlett worked at Oceaneering International, Inc. from 1988 to 2019; prior to that, Mr. Hewlett worked with Vetco Gray, Inc., Hughes Marine, CanOcean Resources, Ltd., and, beginning in 1978, with Esso Canada. Mr. Hewlett’s papers for the Offshore Technology Conference were 1) Multi-Service Vessel Well Intervention With New SILS, 2) Design, Conversion, and Installation of an FPSO Vessel for Zafiro Field, and 3) Petrojarl I – Subsea Systems Installation Experience.

[5]	Jim Thompson has been the energy practice head at Odgers – Executive Search since October 2016. Prior to that Mr. Thompson held senior executive roles at Oerlikon Solar, ABB and Siemens.

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As part of our governance practices, the Board identified the set of skills, knowledge, capabilities, and experiences desired to oversee OPT’s strategy, manage risk, and meet the organization’s current and future challenges. As part of this process, we applied those desired attributes to our slate of independent director candidates. The following skill matrix summarizes those results:

SKILLS, EXPERIENCE & ATTRIBUTES	Cryan	Montesi	Hewlett	Thompson

Business Strategy & Operations	✔	✔	✔	✔
Accounting & Financial	✔	✔
Global Business / International Operations	✔	✔	✔	✔
Public Company	✔	✔	✔
Additional Public Boards	✔
C-Suite / Management Experience	✔	✔	✔	✔
Mergers & Acquisitions	✔	✔	✔	✔
Corporate Governance	✔	✔
Industry Experience	✔		✔	✔
Technology / Cyber
Risk Management	✔	✔	✔
Quality, Health & Safety	✔		✔
Environmental & Sustainability	✔			✔
Commercial Sales / Marketing	✔		✔
Compensation / HR	✔
Government Contracting			✔

Executive Officers

We have two executive officers who are not directors:

Name	Age	Position(s) with the Company
Robert Powers	54	Senior Vice President, Chief Financial Officer & Treasurer
Tracy Pagliara	62	Senior Vice President, General Counsel & Corporate Secretary

Robert Powers (Senior Vice President, Chief Financial Officer & Treasurer)

●	Mr. Powers joined OPT in December 2021 as Senior Vice President, Chief Financial Officer & Treasurer.

●	Prior Experience: Mr. Powers has more than 25 years of experience providing domestic and international leadership to entrepreneurial, privately owned, and founder-led companies, as well as SEC registrants and private equity-backed companies. Prior to joining OPT, Bob was Chief Financial Officer of Constellation Advisors, a private equity-owned provider of outsourced back-office operations and compliance services. He has held financial leadership roles with Sterling Talent Solutions, Wood Group PPS – a division of Wood Group, GTE, SABIC Innovative Plastics, and Plug Power. He has also provided financial consulting services to various companies. Bob began his career at PricewaterhouseCoopers, LLP.

●	Licenses and Certifications: Certified Public Accountant (non-active).

●	Educational Background: Mr. Powers received a Bachelor of Science in Accounting degree from Fordham University and an MBA in Business Administration from Rensselaer Polytechnic Institute.

Tracy D. Pagliara (Senior Vice President, General Counsel & Corporate Secretary)

●	Mr. Pagliara has served as OPT’s Senior Vice President, General Counsel & Corporate Secretary since January 2025. Prior to that, he served as acting General Counsel & Corporate Secretary in a contractor capacity since February 2024. Prior to joining OPT, he served as President and CEO of Williams Industrial Services Group Inc. (formerly known as Global Power Equipment Group, Inc.), a publicly traded provider of construction and maintenance services to power, energy and industrial customers. He also served as Senior Vice President, Administration (2017-2018) and as General Counsel, Secretary and Vice President, Business Development (2010-2017) at Williams Industrial Group. Prior to joining Williams, Mr. Pagliara served as the Chief Legal Officer of Gardner Denver, Inc., a leading publicly traded global manufacturer of highly engineered compressors, blowers, pumps and other fluid transfer equipment. He also had responsibility for other roles during his tenure with Gardner Denver, including Executive Vice President of Administration, Chief Compliance Officer, and Corporate Secretary. Prior to joining Gardner Denver, Mr. Pagliara held positions of increasing responsibility in the legal departments of Verizon Communications/GTE Corporation and Kellwood Company, ultimately serving in the role of Assistant General Counsel for each company.

●	Licenses and Certifications: Certified Public Accountant (non-active).

●	Educational Background: Mr. Pagliara has a B.S. in Accounting and a J.D. from the University of Illinois. He is a member of the Missouri and Illinois State Bars.

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Director Compensation

The Nominating and Corporate Governance Committee oversees, reviews, and reports to the Board on director compensation.

In November 2023, NFP Compensation Consulting (“NFP”) completed a review of the Board of Directors’ compensation. That review consisted of an analysis of competitive market data for each board role from a selected peer group of small and microcap companies approved by the Compensation Committee. The review confirmed that OPT’s director compensation was below the market 50th percentile at that time.

In September 2025, the Nominating and Corporate Governance Committee engaged Korn Ferry, an independent compensation consultant, to provide consulting services related to the compensation of its independent Board members, including a review of the Company’s compensation policy and programs to ensure that such policy and programs are commensurate with current industry best practices for similarly situated companies. Based on the compensation practices regarding independent director compensation of the below peer group companies and published third party survey data, the Korn Ferry report concludes that the Company’s compensation policy and total actual compensation for its independent Board members is reasonable and market competitive. The Nominating and Corporate Governance Committee will consider the Korn Ferry report in making future compensation recommendations for the independent Board members.

We have structured our Board compensation to have a significant equity component that exceeds the cash component to align the interests of our directors with the interests of our stockholders. For Board service during fiscal year 2025, the Board of Directors approved, for each non-employee director, an annual payment of $70,000 and restricted share units of our Common Stock equal in value to $75,000. Each non-employee director also receives a per annum supplement ranging from $8,000 to $30,000 for each committee that they belong to or chair. In addition, the Chairman of the Board annually receives an additional $75,000 in cash. Finally, for fiscal year 2025 each non-employee director received a one-time RSU grant.

We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending our Board and Board committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by the Nominating and Corporate Governance Committee of our Board.

The following table summarizes compensation paid to each of our non-employee directors who served during fiscal year 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Terence J. Cryan	$202,000	$1,341,254	$—	$1,543,254
Clyde W. Hewlett	$90,000	$552,499	$—	$642,499
Diana G. Purcel	$116,000	$894,711	$—	$1,010,711
Peter E. Slaiby	$110,000	$587,276	$—	$697,276
Natalie Lorenz-Anderson (former)	$78,000	$86,337	$—	$164,337

The following table summarizes stock grants during fiscal year 2025.

Name	Stock Awards (1)	Option Awards	Total
Terence J. Cryan	1,354,802	—	1,354,802
Clyde W. Hewlett	558,080	—	558,080
Diana G. Purcel	903,748	—	903,748
Peter E. Slaiby	593,208	—	593,208

(1) As noted above, during fiscal year 2025, each non-executive Board received a one-time RSU grant, other than Ms. Lorenz-Anderson who did not stand for re-election at the prior annual meeting.

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Corporate Governance

Our Board of Directors believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted as applicable to the Board nominees. Complete copies of our corporate governance guidelines, committee charters and corporate code of business conduct and ethics are available on the corporate governance section of our website, www.oceanpowertechnologies.com. Alternatively, you can request a copy of any of these documents by writing to our Secretary at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Advisory Vote on NEO Compensation

Annual vote

Clawback Policy

Robust policy

Board Independence

100% Independent Committee members

100% Independent Committee Chairs director compensation of proxy peers

Oversight of Risk

The Board exercises its oversight responsibilities with respect to material risks and delegates responsibility for the oversight of specific risks to Board committees

Chief Executive Officer Performance

Annual review by independent directors meetings

Hedging/Pledging Transactions

Strict policy of no pledging or hedging of company shares by directors or executive officers

Meetings of Independent Directors

Executive sessions of independent directors are conducted during each Board meeting

Board Meeting Attendance

Each of our directors attended 100% of board and committee meetings

Voting Standard for Election of Directors

Plurality Vote for all directors

Board Assessments

Board and Committee assessments are conducted on a regular basis

Share Ownership Guidelines

. CEO - 5x base salary
. CFO - 3x base salary
. Directors - 1x the annual cash retainer for each full year of service

Board Leadership

Independent Chair peers

Board Inclusivity

Our Board believes in the power of inclusivity to drive innovation, foster creativity, and enhance the overall strength of our organization. We are committed to creating a welcoming environment that embraces the unique perspectives, backgrounds, and talents of every individual. Our commitment to inclusiveness extends beyond mere representation; it is about creating a culture of respect and equity. We recognize that a more inclusive board of directors leads to better decision-making, increased innovation, and ultimately, better outcomes for our organization and the communities we serve.

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Stock Ownership and Holding Guidelines

At the recommendation of the Nominating and Corporate Governance Committee, during fiscal 2024, the Board amended its stock ownership and holding guidelines for all NEOs and all independent directors. The guidelines are designed to increase stock ownership over time and thereby align their interests with the interests of stockholders. For the CEO, the guidelines now provide for the achievement of stock ownership of 5 times base salary over a period of 5 years. For the CFO and CCO, the guidelines now provide for the achievement of stock ownership of 3 times base salary over a period of 5 years. For the independent directors, the guidelines now provide for the achievement of stock ownership of one times the annual cash retainer for each full year of service over a period of 5 years.

Board Determination of Independence

Under applicable NYSE American rules, a director will only qualify as an “independent director” if they are not an executive officer or employee of the Company, and, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has determined that all of our current directors are “independent directors” within the meaning of the applicable listing standards of the NYSE American, except for Philipp Stratmann who is our President and Chief Executive Officer.

Meetings of the Board of Directors

As of the date of this Proxy Statement, our Board has five (5) members. The Board held fifteen (15) meetings during fiscal 2025. During fiscal 2025, each director attended 100% of the meetings of (a) the Board and (b) the committees on which such director served.

Our corporate governance guidelines provide that directors are expected to attend the 2025 Annual Meeting. All current directors attended our 2024 Annual Meeting of Stockholders.

Board Leadership Structure

Our Board is led by its Chairman, and Mr. Cryan, an independent director, is currently serving in that role. The Board has established the position of President and Chief Executive Officer (CEO), and currently Mr. Stratmann is serving as President and CEO. Our Board recognizes that, depending on the circumstances, other leadership structures might be appropriate, and as such, the Board periodically reviews and evaluates its leadership structure.

Board Committees

As of the date of this Proxy Statement, our Board has established five (5) standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Quality, Health and Safety Committee, and an Environmental and Sustainability Committee. Each committee operates under a charter that has been approved by the Board. The charters of all Board committees are available on our website at www.oceanpowertechnologies.com.

Our Board has determined that all of the current members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are “independent directors” within the meaning of the applicable rules of NYSE American. Our Board has also determined that all current Audit Committee members meet the independence requirements contemplated by Section 803 of the NYSE American Listing Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board will formalize the composition of each of its committees after the 2025 Annual Meeting.

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AUDIT
Function
Our Audit Committee assists our Board of Directors in its oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm’s qualifications, independence, and performance. The charter of the Audit Committee can be found on OPT’s website. Our Audit Committee’s responsibilities include: appointing, dismissing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm; overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from our independent registered public accounting firm; reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures; recommending to the Board whether the Company’s audited financial statements be included in our Annual Report on Form 10-K; monitoring our internal controls over financial reporting, disclosure controls and procedures and corporate code of business conduct and ethics; establishing procedures for the receipt and retention of accounting related complaints and concerns; reviewing related party transaction; ratifying the charter of our disclosure controls committee; reviewing and assessing management risk assessment and risk management; meeting independently with our independent registered public accounting firm, our internal audit services firm, and management; and preparing the Audit Committee report required by SEC regulations. As a result of not standing for re-election to the Board at the 2025 Annual Meeting, Ms. Purcel and Mr. Slaiby will no longer serve on this committee.

Members
Diana G. Purcel (Chair)
Terence J. Cryan
Peter E. Slaiby
Number of Meetings
5

COMPENSATION
Function

Our Compensation Committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers. Our Compensation Committee’s responsibilities include: reviewing and making such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans; reviewing and approving the corporate goals and objectives that may be relevant to the compensation of NEOs; evaluating the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and reviewing and approving the recommendations of the CEO with regard to the compensation of all officers of the Company other than the CEO. The charter of the Compensation Committee can be found on OPT’s website. As a result of not standing for re-election to the Board at the 2025 Annual Meeting, Ms. Purcel will no longer serve on this committee.

Members
Terence J. Cryan (Chair)
Diana G. Purcel
Number of Meetings
4

NOMINATING AND CORPORATE GOVERNANCE
Function

Our Nominating and Corporate Governance Committee’s responsibilities include: recommending to our Board the persons to be nominated for election as directors or to fill vacancies on the Board and to be appointed to each of the Board’s committees; overseeing an annual review by the Board with respect to management succession planning; developing and recommending to the Board corporate governance principles and guidelines, such as the Corporate Governance Guidelines discussed above and the Compensation Clawback Policy discussed at page 41 below; overseeing periodic evaluations of the Board; developing stockholder surveys; and reviewing and making recommendations to the Board with respect to director compensation. The charter of the Nominating and Corporate Governance Committee can be found on OPT’s website. As a result of not standing for re-election to the Board at the 2025 Annual Meeting, Ms. Purcel will no longer serve on this committee.

Members
Terence J. Cryan (Chair)
Diana G. Purcel
Number of Meetings
2

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QUALITY, HEALTH AND SAFETY
Function

The Quality, Health and Safety Committee assists the Board in fulfilling its oversight responsibilities by assessing the effectiveness and promoting industry best practices for OPT’s programs and initiatives that support health, quality, safety and security policies, programs, and practices of OPT. As a result of not standing for re-election to the Board at the 2025 Annual Meeting, Mr. Slaiby will no longer serve on this committee.

Members
Clyde W. Hewlett (Chair)
Peter E. Slaiby J. Philipp Stratmann
Number of Meetings
3

ENVIRONMENTAL AND SUSTAINABILITY
Function

The Environmental and Sustainability Committee assists the Board in fulfilling its oversight responsibilities by assessing the effectiveness of OPT’s programs and initiatives that support environmental stewardship, social responsibility, and sustainability policies, programs, and practices of OPT. In addition, the Environmental and Sustainability Committee advises the Board on matters impacting OPT’s environmental stewardship and sustainability responsibilities and OPT’s public reputation. The Board agreed that the Environmental and Sustainability Committee can utilize external consultants to assist the Committee in its deliberations, and currently Terry D. Garcia has been selected to provide that assistance. In addition to almost 40 years of experience in government and business, Mr. Garcia previously served as General Counsel for the National Oceanic and Atmospheric Administration (NOAA), was Chief Science and Exploration Officer at National Geographic, and was also appointed to serve on the National Commission on the BP Deepwater Horizon Oil Spill and Offshore Drilling. As a result of not standing for re-election to the Board at the 2025 Annual Meeting, Mr. Slaiby will no longer serve on this committee.

Members
Peter E. Slaiby (Chair)
J. Philipp Stratmann
Number of Meetings
2

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Risk Oversight

Our Board, with support at the committee level, is actively engaged in overseeing the management of OPT’s risks. At each Board meeting, the directors review OPT’s significant risks along with management’s plans for addressing or mitigating those risks. The Board regularly reviews information regarding OPT’s financial position and operations, as well as the potential risks associated with each. While the Board is ultimately responsible for risk oversight, including strategic and operational risks, our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in terms of oversight of a formal process and in the areas of financial reporting, internal controls, cyber security, and compliance with legal and regulatory requirements. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our management compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with the organization, membership, structure and compensation of the Board, succession planning for our directors and executive officers, and corporate governance. Our Quality, Health and Safety Committee assists the Board in fulfilling its oversight responsibilities with respect to OPT’s health, safety and employee and facility security policies, programs, and practices. Our Environmental and Sustainability Committee assists the Board in fulfilling its oversight responsibilities with respect to OPT’s environmental, social, and sustainability policies, programs, and practices.

Communicating with the Independent Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond, if and as appropriate. The Chair is an independent director and primarily responsible for monitoring communications from stockholders and for providing copies of, or summaries to, the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to the Board of Directors of Ocean Power Technologies, Inc. c/o Secretary, Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Advisory Board Members

Our Board of Directors has established advisory board members to provide advice and recommendations to our Board with respect to matters as our Board may from time-to-time request concerning our operations, strategic plans and commercial plans (the “Advisory Board Members”). Victorino “Vic” Mercado, Rear Admiral US Navy (retired) began serving as an Advisory Board Member in November 2023, while Rear Admiral Joseph A. “Digger” DiGuardo and Natalie Lorenz-Anderson became Advisory Board Members effective at the conclusion of the 2024 Annual Meeting of Stockholders. Ms. Lorenz-Anderson will cease serving the Company as an Advisory Board Member after the 2025 Annual Meeting due to other professional commitments. The Advisory Board Members attend Board meetings and QHS and E&S Committee meetings at the invitation of our Board, but do not attend meetings of the Audit, Compensation or Nominating and Corporate Governance Committees. The Company compensates Advisory Board Members for their services with equity grants only, the amount and timing of which shall be determined by the Board in its discretion.

See below for biographical information about each of our Advisory Board Members who will continue to serve after the 2025 Annual Meeting, as well as a summary of the skills, knowledge, capabilities, and experiences which we believe make each of them a valuable addition to the Company.

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Victorino “Vic” Mercado, Rear Admiral US Navy (retired), has served as a special advisor to our Board since November 2023. He served as U.S. Assistant Secretary of Defense for Strategy, Plans, and Capabilities from July 2019 to January 2021, after being confirmed by the U.S. Senate. In this role, he was a principal advisor to the U.S. Department of Defense on national security and defense strategies, and the plans and future capability investments required to implement the strategies. From January until July 2019, he served as Deputy Assistant Secretary of Defense for Plans and Posture. Prior to serving in the U.S. Department of Defense as a senior civilian, he served 35 years in the U.S. Navy and retired as a two-star Rear Admiral. His naval career included a range of senior command and staff positions.

His last tour on active duty from September 2016 to August 2018 was as Director of Maritime Operations for the U.S. Pacific Fleet where he managed the daily Navy operations within the world’s largest naval area of responsibility – encompassing the West Coast of the U.S. outward to the Indian Ocean. His other flag officer tours include Deputy Director, Surface Warfare Division (N96B) and Director, Assessments Division (N81) on the staff of the Chief of Naval Operations, Vice Director, Strategy, Plans, and Policy at U.S. Central Command and command of Carrier Strike Group 8.

His military career includes a broad variety of significant assignments. In the Navy, he commanded Destroyer Squadron 21 and also USS DECATUR (DDG 73) where he was a member of the first aircraft carrier strike group to deploy from the U.S. in response to the terrorist attacks of 9/11. On the Joint Staff, he served as the Joint Staff lead in the Joint Chiefs of Staff Strategy Group, as Assistant Deputy Director of Global Strategic Partnerships (J-5), as Executive Assistant to the Director of Strategic Plans and Policy (J-5), and Executive Assistant to the Chairman of the Joint Chiefs of Staff. He also served as a National Defense Fellow for Senator Edward M. Kennedy and as the military assistant to the Deputy Secretary of Defense.

He is a National Association of Corporate Directors (NACD) Certified Director and is a member (since July 2021) of the Board of Directors of Momentus Inc (NASDAQ: MNTS) where he chairs the Nominating and Corporate Governance and Security Committees of the Board. He is also a Partner with IBM Federal Defense Consulting.

Rear Admiral Joseph A. “Digger” DiGuardo Jr. is a highly accomplished senior executive leader with over three decades of distinguished service in national security, counterterrorism, and counter-proliferation. As a retired Rear Admiral in the U.S. Navy, Mr. DiGuardo culminated his military career leading the Navy Expeditionary Combat Command (NECC), overseeing 20,000 active and reserve personnel and a budget of $2.1B annually. His leadership spanned complex, high-risk operations, including special operations to Counter Weapons of Mass Destruction (CWMD) mission, Counter Terrorism, Navy Expeditionary Operations and Fleet support worldwide. Prior to that he was the Director, U.S. Special Operations Command (USSOCOM J10) Countering Weapons of Mass Destruction (CWMD) Directorate and the DoD CWMD Coordinating Authority with responsibility to plan, assess, and recommend global CWMD priorities aligned to National Defense Strategy and coordinate with U.S. Government and Foreign Agencies to disrupt state and non- state proliferation and terrorism.

Currently, Mr. DiGuardo is the Principal of DiggerWorks Consulting, where he advises clients and Boards of Directors on National Security Strategy and Policy, Unmanned Systems, Technology Integration, Counter WMD, Counter Proliferation/Non Proliferation and U.S. Government priorities. He is an Executive Director at the Nevada National Security Sites (NNSS), a National Laboratory under the Department of Energy. He also serves as a Fellow at the American College of National Security Leaders (ACNSL), responding to questions directly from the National Security Council (NSC) and is the Warfare Chair of the Undersea Warfare Academic Group at the Naval Postgraduate School, further contributing to national security thought leadership and academia.

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SKILLS, EXPERIENCE & ATTRIBUTES	Mercado	DiGuardo

Business Strategy & Operations	✔	✔

Global Business / International Operations	✔	✔

Public Company	✔

Additional Public Boards	✔

C-Suite / Management Experience	✔	✔

Corporate Governance	✔	✔

Industry Experience	✔	✔

Risk Management	✔	✔

Quality, Health & Safety	✔	✔

Government Contracting	✔

Code of Ethics

We have adopted a corporate code of business conduct and ethics that applies to our employees, officers (including our principal executive officer and principal financial officer) and independent directors. The corporate code of business conduct and ethics is posted on our corporate website at Corporate Governance | Ocean Power Technologies and can also be obtained free of charge by sending a request to our Secretary at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831. Any changes to or waivers under the corporate code of business conduct and ethics as it relates to our chief executive officer, chief financial officer, chief commercial officer, chief accounting officer, or persons performing similar functions must be approved by our Board of Directors and will be disclosed in a Current Report on Form 8-K within four business days of the change or waiver.

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Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers and directors are required to file with the SEC reports of ownership and changes in ownership of our Common Stock. Copies of such reports are required to be furnished to us. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that all required reports were filed in a timely manner during the year ended April 30, 2025.

Restrictions on Stock Trading Activities

OPT’s Insider Trading Policy applies to directors, officers (including but not limited to named executive officers), and employees, as well as family members of directors, officers and employees that share the same address or are financially dependent on that person. The policy contains the following restrictions on the buying or selling of OPT’s securities for the identified individuals:

●	No one may purchase or sell OPT securities on the basis of material nonpublic information concerning OPT or disclose material nonpublic information to others where it is reasonably foreseeable that they might trade on the basis of that information.

●	No one may purchase or sell OPT securities during a corporate news blackout period, or a regulation blackout trading restriction period, or disclose to others that OPT is in either a corporate news blackout period or a regulation blackout trading restriction period.

●	No one may purchase or sell OPT securities unless a written approval to do so is obtained from OPT’s CFO and OPT’s General Counsel prior to such purchase or sale.

●	No one may engage in the following types of transactions: (i) short sales of OPT securities; or (ii) purchases of sales or puts or calls for speculative purposes.

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PROPOSAL TWO

APPROVAL OF AMENDMENTS TO THE

OCEAN POWER TECHNOLOGIES, INC.

AMENDED & RESTATED 2015 OMNIBUS INCENTIVE PLAN

Background

The 2015 Plan is the sole active plan that provides for equity incentive compensation to our eligible directors, officers, employees, and consultants. The Board believes that the 2015 Plan is in the best interests of the Company and our stockholders as equity awards help to attract, retain, and motivate the directors, officers, and employees of the Company to achieve long-term performance goals and enable them to participate in the long-term growth of the Company. In addition, the Board views equity awards as an important form of compensation for our executive officers, which aligns the interests of the stockholders and the Company’s executive officers.

Stockholders originally approved the 2015 Plan at our annual meeting on October 22, 2015. Over the ensuing ten years, the 2015 Plan has been utilized by the Board to make awards to eligible directors, officers, employees, and consultants, and our stockholders have routinely approved amendments to the 2015 Plan to increase the number of shares available for that purpose. Notwithstanding prior amendments to the 2015 Plan, by December 1, 2025, there were only 1,938,343 shares available for issuance under the 2015 Plan, which is not sufficient for the anticipated equity awards to eligible directors, officers, and employees in fiscal year 2026.

Amendments

Increase the authorized number of shares of stock available and reserved for issuance under the 2015 Plan

On November 19, 2025, the Board approved, subject to stockholder approval at the 2025 Annual Meeting, an amendment to the 2015 Plan to increase the number of shares available for grant under the 2015 Plan by 5,000,000 shares to ensure that adequate shares will be available for near-term grants. We believe that compensating our management team with meaningful equity in the Company, subject to achieving defined corporate goals vesting over several years, is important in creating an environment in which employees (a) will be motivated to remain employed for years, and (b) be productive over long periods of time to help the Company achieve its goals. We further believe that the attraction, motivation, and retention of highly qualified personnel is essential to our continued growth and success, and that continued awards under the 2015 Plan are necessary for us to remain competitive in our compensation practices. The current environment for sourcing talented employees is highly competitive, which has put a premium on attracting and retaining key employees.

Early each year our Compensation Committee identifies those officers and employees who will be eligible to receive an equity incentive award. While the Compensation Committee retains considerable discretion regarding how awards are determined and to whom they are granted, typically they calculate the value of each award for each recipient based upon employment agreement requirements or either a variable percentage of the recipients’ annual cash compensation or a definitive award (in either value or in shares) based upon the recipient’s contributions to and responsibilities for the Company. Details regarding past stock grants made to the Company’s named executive officers are addressed beginning on page 40.

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Add a limit on the number of shares of Common Stock that may be granted in a calendar year to any eligible person.

On November 19, 2025, the Board also approved, subject to stockholder approval at the 2025 Annual Meeting, another amendment to the 2015 Plan that adds a limit on the number of shares of stock that may be granted in a fiscal year to any eligible person to a formulaic standard based upon a maximum multiple (10X) of base cash compensation and to provide the Compensation Committee that administers the 2015 Plan with the discretion to determine the specific number of shares that may be granted in a fiscal year to any eligible person. The Compensation Committee administers the 2015 Plan. The formulaic standard for any award is based upon a maximum multiple of the base cash compensation (base salary only for NEOs and the cash retainer only for Board and committee service for independent directors) paid to an eligible person at the time an award is made, but limited to no more than a value of 10 times that base compensation, and in all cases with the actual number of shares subject to the judgment of the Compensation Committee in light of the best interest of the Company and its stockholders. The Compensation Committee will also bear in mind, among other factors, the competitive marketplace (both public and private) for top executives and Board talent, applicable stock ownership targets, the imperative for strong insider ownership of the Company’s stock, and the risks attendant to serving as a named executive officer and/or Board member for a micro-cap public company. As noted above, the Compensation Committee prefers to award shares of the Company’s stock (with defined performance goals vesting over several years) to its executive management team as a significant element of their compensation and to align management’s interests with the interests of stockholders. For any grant of stock, RSUs, options or SARs to any recipient, the Compensation Committee always make decisions that they believe are in the best interest of the Company and its stockholders. Therefore, the Board determined that in lieu of a defined number of shares of stock that may be granted in a calendar year to any eligible person, the 2015 Plan will apply a formulaic standard for grants in a calendar year based upon a maximum multiple of base cash compensation (base salary only for NEOs and the cash retainer for Board and committee service for independent directors) paid to an eligible person at the time an award is made, but limited to no more than a value of 10 times that base compensation, and in all cases with the actual number of shares subject to the judgment of the Compensation Committee in light of the best interest of the Company and its stockholders.

Allow a grantee under the 2015 Plan to authorize the Company to withhold shares of Common Stock for satisfying any federal, state or local tax withholding requirements at percentages equal to or more than the statutory minimum, up to the statutory maximum.

On November 19, 2025, the Board also approved, subject to stockholder approval at the 2025 Annual Meeting, another amendment to the 2015 Plan that would allow a employee grantee under the 2015 Plan to authorize the Company to withhold shares of stock for satisfying any federal, state or local tax withholding requirements at percentages more than the statutory minimum but up to the statutory maximum. Currently the 2015 Plan allows the grantee of an award under the 2015 Plan, when the award vests, to instruct the Company to withhold shares of stock to satisfy the grantee’s federal, state or local tax withholding requirements, but the 2015 Plan also currently states that such withholding may not exceed “the minimum statutory amount” that is required to be withheld. While additional federal, state or local tax may be owed by the grantee, any such additional withholding is only allowed if the 2015 Plan permits such withholding at percentages more than the statutory minimum but up to the statutory maximum. Therefore, the Board determined that the grantee should be afforded the option, if needed, to withhold shares of stock at percentages equal to or more than the statutory minimum but up to the statutory maximum.

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Allow for shares of Common Stock deducted from or delivered by a grantee to satisfy any federal, state or local tax withholding requirements to be available again for issuance under the 2015 Plan.

On November 19, 2025, the Board also approved, subject to stockholder approval at the 2025 Annual Meeting, another amendment to the 2015 Plan that would allow shares of Common Stock deducted or netted or delivered by a grantee under the 2015 Plan to satisfy any federal, state or local tax withholding requirements to be available again for issuance under the 2015 Plan. The 2015 Plan already provided that any shares of Common Stock related to awards under the 2015 Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the 2015 Plan. The existing provision effectively allows for “un-used” shares associated with awards that expire, are forfeited or cancelled, or do not otherwise vest to be available for future awards on the terms to be approved by the Compensation Committee. However, specifically excluded from this existing provision is the ability to use again shares deducted from or delivered by a grantee under the 2015 Plan to satisfy any federal, state or local tax withholding requirements. The Board believes that shares that are deducted from or delivered by a grantee for tax withholding should also be available for future issuances under the 2015 Plan on the terms to be approved by the Compensation Committee. Allowing such shares to continue to be available reduces the need for redundant requests of stockholders to approve increases under the 2015 Plan and supports the goal of maintaining the 2015 Plan with sufficient available shares to allow the Company to continue to attract and retain key officer and employees as well as directors.

Reasons for Approval

We have made strides to better position the Company for growth and future success by embarking on a growth strategy. We are committed to further improving the Company’s performance, and significant continued effort, focus and dedication will be necessary from our management and employees to do so. We believe it will be critical to our future success that we take steps to maintain the competitiveness of our incentive pay programs and that we continue to closely align these incentive opportunities with the interests of our stockholders. To achieve these critical objectives as discussed more fully below, and to achieve the share ownership guidelines as discussed on page 22, we are seeking additional shares for issuance under the 2015 Plan, a change to the limit on the number of shares of stock that may be granted in a calendar year to an eligible person to a formulaic standard based upon a multiple of base cash compensation and to provide the Committee administering the 2015 Plan with the discretion to determine the specific number of shares that may be granted in a calendar year to any eligible person, to allow grantees that elect to satisfy their federal, state, or local tax withholding requirements to the specific percentage of such withholding equal to or more than the statutory minimum, up to the statutory maximum, and to allow for shares of Stock deducted from or delivered by a grantee under the 2015 Plan to satisfy any federal, state or local tax withholding requirements to be available again for issuance under the 2015 Plan.

Retaining and Attracting Employees

Our ability to recruit, retain, reward, and motivate employees and officers depends in part on our ability to offer competitive equity compensation. We believe we would be at a competitive disadvantage if we could not continue to use equity awards to recruit and compensate these individuals or to limit those awards to an arbitrary, pre-defined number.

Aligning our Employees’ Interests with our Stockholders

We believe that the use of equity awards as part of our compensation program is important to our continued success because it fosters a pay for performance culture, which is an important element of our overall compensation philosophy. We believe equity compensation motivates employees to create stockholder value because the value employees realize from equity compensation is directly aligned with creation of stockholder value as reflected by the share price of the Company.

As discussed above, we believe that equity compensation aligns the goals and objectives of our employees with the interests of our stockholders and promotes a focus on long-term value creation. This long-term alignment between our employees and the interests of our stockholders is critical as our management strives to execute on our vision and growth plans. Equity awards that are subject to time-based and performance-based vesting criteria are designed to help retain key personnel and motivate them to attain our potential.

If we do not have the flexibility to grant equity awards under the 2015 Plan, we may need to increase the cash component of our employees’ compensation in order to remain market competitive. Increasing cash compensation would increase our cash compensation expense and would divert cash that could otherwise be invested in the Company’s business.

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We are requesting approval of these amendments to the 2015 Plan in order to continue to recruit and retain the key employee talent that is vital to the execution of our vision and growth plans and to continue to closely align compensation opportunities with the creation of stockholder value.

Corporate Governance Considerations

As discussed in more detail below, our 2015 Plan includes provisions designed to serve stockholders’ interests and promote effective corporate governance, including the following:

●	No evergreen provision. The 2015 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.
●	Complete change in control vesting disclosure. OPT has provided complete change in control vesting disclosure in order to allow our stockholders to assess the potential impact of an event on their investment.
●	No broad discretion to accelerate vesting. The 2015 Plan limits the instances where vesting can be accelerated in order to align the interests of executives and the interests of stockholders.
●	No repricing. Repricing is not permitted without stockholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.

Equity Compensation Plan Information

The disclosure on page 48 provides information as of April 30, 2025, with respect to the shares of the Common Stock that may be issued under the equity compensation plans of the Company. Our only active equity plans are our 2015 Plan and the 2018 Employee Inducement Incentive Award Plan.

Federal Income Tax Consequences

Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income.

Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

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We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

RSUs. There are no immediate tax consequences of receiving an award of RSUs under the 2015 Plan. A grantee who is awarded RSUs will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

SARs. There are no immediate tax consequences of receiving an award of SARs under the 2015 Plan. Upon exercising a SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

New Plan Benefits

It is expected that awards will be made to the directors and executive officers upon approval of the proposed amendments to the 2015 Plan, but no determination has been made as to the specific amount of any such awards.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE 2015 PLAN.

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PROPOSAL THREE

PROPOSAL TO AUTHORIZE BOARD TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

General

Our Certificate of Incorporation currently authorizes the issuance of up to 300,000,000 shares of Common Stock. However, as of December 1, 2025, 192,454,036 shares of Common Stock were outstanding, as well as 21,687,632 shares underlying unexercised options and shares of unvested restricted stock units and performance stock units. In order to ensure sufficient shares of Common Stock will be available for issuance by us, our Board of Directors has approved, subject to stockholder approval, an amendment to the Certificate of Incorporation that increases the number of shares of such Common Stock authorized for issuance from 300,000,000 to 400,000,000.

We desire to authorize additional shares of Common Stock to ensure that enough shares will be available in the event the Board of Directors determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities to provide funding to continue to grow our business, consistent with our strategic plan and our competitive environment, (ii) acquire another company or its assets, (iii) provide equity incentives to employees and officers, (iv) permit future stock splits in the form of stock dividends or (v) satisfy other corporate purposes, including shares issuable upon the conversion or exercise of outstanding securities. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the NYSE American. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The amendment is not presently intended for the purposes of effecting an anti-takeover device and is not proposed in response to any specific takeover threat known to the Board of Directors. Furthermore, this proposal is not part of any plan by the Board of Directors to adopt anti-takeover devices, and the Board of Directors currently has no present intention of proposing anti-takeover measures in the near future.

The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

A copy of the amendment is attached to this proxy statement as Exhibit B. This amendment to the Certificate of Incorporation is being submitted for your approval pursuant to the Delaware General Corporation Law and SEC rules.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

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PROPOSAL FOUR

RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective June 2, 2025, Moss Adams LLP, our independent registered public accounting firm for the fiscal year ended April 30, 2025, completed its merger with Baker Tilly US, LLP (“Baker Tilly”). As a result of this transaction, Baker Tilly succeeded the audit practice of Moss Adams, and the professionals responsible for our fiscal year 2025 audit have become part of Baker Tilly. In accordance with the rules of the Public Company Accounting Oversight Board (PCAOB) and the SEC, Baker Tilly is deemed to be our successor independent registered public accounting firm. Baker Tilly’s PCAOB firm ID is 23.

The Audit Committee, effective as of December 2023, appointed EisnerAmper, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ended April 30, 2024. EisnerAmper, LLP’s PCAOB firm ID is 274. On August 19, 2024, our Audit Committee dismissed EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm, effective immediately. The decision by the Audit Committee was made primarily to save on audit fees and costs.

EisnerAmper’s audit reports on the Company’s consolidated financial statements for each of the fiscal years ended April 30, 2024 and April 30, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that EisnerAmper’s reports on the consolidated financial statements of the Company as of and for the year ended April 30, 2024, contained an explanatory paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(b) to the financial statements, the Company has recurring net losses and net cash flow used in operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1(b). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s two fiscal years ended April 30, 2024 and April 30, 2023 and during the subsequent interim period through August 19, 2024, there were (i) no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to EisnerAmper’s satisfaction, would have caused EisnerAmper to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EisnerAmper with a copy of the foregoing disclosures prior to filing and requested that EisnerAmper furnish a letter addressed to the SEC stating whether or not EisnerAmper agrees with the statements above. EisnerAmper provided its letter dated August 23, 2024 to the SEC, stating that it agreed, and that letter was included in the Current Report on Form 8-K filed on August 19, 2024.

The Audit Committee, on and effective as of August 19, 2024, appointed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended April 30, 2025. During the Company’s two most recent fiscal years ended April 30, 2024 and April 30, 2023 and during the subsequent interim period through August 19, 2024, neither the Company nor anyone acting on its behalf has consulted with Moss Adams, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Stockholder approval or ratification of the selection of Baker Tilly is not required by applicable law, our Certificate of Incorporation, or the OPT Bylaws. However, as a matter of good corporate practice, our Board is requesting that stockholders ratify this selection as a means of soliciting input from our stockholders. If this proposal is not approved at the 2025 Annual Meeting, the Audit Committee will reconsider its selection of Baker Tilly. We expect representatives of Baker Tilly to attend the 2025 Annual Meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired by the stockholders.

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Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees of EisnerAmper, LLP, billed to us for each of the last two fiscal years.

	Fiscal Year 2025	Fiscal Year 2024

Audit Fees (1)	$130,200	$350,700
Audit-Related Fees	—	—
Tax Fees (2)	—	—
All Other Fees	—	—

Total Fees	$130,200	$350,700

(1) Audit Fees consist of fees for the audit and quarterly reviews of our consolidated financial statements and other professional services provided in connection with the statutory and regulatory filings or engagements.

(2) Tax Fees include fees for tax consulting and tax return preparation assistance and review for OPT.

The following table summarizes the fees of Baker Tilly billed to us for each of the last two fiscal years.

	Fiscal Year 2025	Fiscal Year 2024

Audit Fees (1)	$350,625	$—
Audit-Related Fees	—	—
Tax Fees (2)	—	—
All Other Fees	—	—

Total Fees	$350,625	$—

(1) Audit Fees consist of fees for the audit and quarterly reviews of our consolidated financial statements and other professional services provided in connection with the statutory and regulatory filings or engagements.

(2) Tax Fees include fees for tax consulting and tax return preparation assistance and review for the Company.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee. The Audit Committee’s approval procedures include the review and approval of a description of the services that documents the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal years 2025 and 2024 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF BAKER TILLY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED APRIL 30, 2026.

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REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed OPT’s audited consolidated financial statements for the fiscal year ended April 30, 2025 and discussed them with OPT’s management and OPT’s independent registered public accounting firm. Management represented to the Audit Committee that the consolidated financial statements of OPT were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee has also received from, and discussed with, OPT’s independent registered public accounting firm various communications that OPT’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. These matters included a discussion of the independent registered public accounting firm’s judgments about the quality (not just the acceptability) of the accounting practices of OPT and accounting principles as applied to the financial reporting of OPT.

The Audit Committee has received the written disclosures and the letter from OPT’s independent registered public accounting firm required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with OPT’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in OPT’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025. We have concluded that the independent registered public accounting firm for fiscal 2024 is independent from OPT and its management.

By the Audit Committee of the Board of Directors of Ocean Power Technologies, Inc.

Diana G. Purcel, Chair

Terence J. Cryan

Peter E. Slaiby

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of December 1, 2025, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each executive officer (c) each director, and (d) all executive officers and directors as a group.

The percentage of Common Stock beneficially owned is based on 192,454,036 shares of our Common Stock outstanding as of December 1, 2025. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of December 1, 2025 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any person. In addition, we do not include as beneficially owned shares of Common Stock which may be issuable pursuant to achievement of performance criteria under restricted stock units issued to such persons. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by such person, subject to community property laws, where applicable. The street address of each beneficial owner shown in the table below is c/o Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Name of Beneficial Owner**	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Philipp Stratmann (1)	1,231,395	*
Terence J. Cryan (2)	1,955,395	*
Clyde W. Hewlett (3)	981,886	*
Diana G. Purcel (4)	1,327,554	*
Peter E. Slaiby (5)	1,052,014	*
Robert Powers (6)	585,677	*
Tracy Pagliara (7)	291,974	*

All director and executive officers as a group (7 individuals)	7,407,145	3.9%

* Represents a beneficial ownership of less the one percent of our outstanding Common Stock

** Mr. Burdyny and Mr. DiPietro are not included in this table as they are no longer employed by the Company and their share ownership is not known.

(1) Beneficial ownership includes 504,392 shares of our Common Stock, 717,670 shares of Common Stock underlying restricted stock units that will vest within sixty days of December 1, 2025, and 9,333 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of December 1, 2025.

(2) Beneficial ownership includes 600,593 shares of our Common Stock, 1,354,802 shares of Common Stock underlying restricted stock units that will vest within sixty days of December 1, 2025, and 50,668 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of December 1, 2025.

(3) Beneficial ownership includes 423,806 shares of our Common Stock, 558,080 shares of Common Stock underlying restricted stock units that will vest within sixty days of December 1, 2025, and 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of December 1, 2025.

(4) Beneficial ownership includes 423,806 shares of our Common Stock, 903,748 shares of Common Stock underlying restricted stock units that will vest within sixty days of December 1, 2025, and 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of December 1, 2025.

(5) Beneficial ownership includes 458,806 shares of our Common Stock, 593,208 shares of Common Stock underlying restricted stock units that will vest within sixty days of December 1, 2025, and 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of December 1, 2025.

(6) Beneficial ownership includes 253,409 shares of our Common Stock as of December 1, 2025 and 332,268 shares of Common Stock underlying restricted stock units that will vest within sixty days of December 1, 2025.

(7) Beneficial ownership includes 291,974 shares of Common Stock underlying restricted stock units that will vest within sixty days of December 1, 2025.

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Equity Compensation Plan Information

The following table sets forth the indicated information as of April 30, 2025, with respect to our equity compensation plans:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Restricted Stock	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)

Equity compensation plans approved by stockholders:
Stock Options	483,342	$2.59	-	(1)
Restricted Stock Units	22,461,633	N/A	-	(1)

Equity compensation plans not approved by stockholders:
Stock Options	-	-	-
Restricted Stock Units	-	N/A	161,487 (2)

(1) Consists of shares of our Common Stock available for issuance under the 2015 Plan.

(2) Consists of shares of our Common Stock available for issuance under the 2018 Employee Inducement Incentive Award Plan.

Our equity compensation plans consist of the 2015 Plan which was approved by our stockholders, and the 2018 Employee Inducement Incentive Award Plan which was not approved by our stockholders.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

The Audit Committee is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction entered into by OPT to ensure continued appropriateness. This responsibility is set forth in our Audit Committee charter. A related party transaction will only be approved if the members of the Audit Committee determine that the transaction is in the best interests of OPT after conducting a reasonable prior review. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction.

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EXECUTIVE COMPENSATION

Overview of Executive Compensation

✔	Pay-for-Performance. A significant portion of executive pay is tied to key financial and operating measures that are disclosed to our stockholders.

✔	Compensation Consultant. The Compensation Committee engages an independent compensation consultant, Korn Ferry.

✔	Balanced Compensation Structure. We utilize a balanced approach to compensation, which combines fixed and variable, short-term and long-term, and cash and equity compensation.

✔	Certify Performance. The Compensation Committee certifies performance based upon pre-established financial and operating measures before any incentive award payments are made.

✔	Capped Award Payouts. Cash payments that can be earned under the Short-Term Incentive programs, as well as shares under the Long-Term Incentive programs, are capped.

✔	Consistent Equity Award Policy. Equity awards are generally made on a consistent schedule (with exceptions for newly hired executives and promotions) and are not made in anticipation of significant developments that may impact the price of our common shares.

✔	Clawback provisions. Our Short-term and Long-term Incentive program awards are subject to recoupment and forfeiture that allows the Company to cancel all or any outstanding portion of equity awards and recover the payouts.

✔	Talent Management. We engage in an ongoing, rigorous review of executive talent and succession plans for key operating, financial and corporate roles.

☒	No Significant Perquisites. The form of health insurance, life insurance and Company matching contributions to the 401(k) Plan are the same benefits available to all of our employees.

☒	No Hedging, Pledging or Short Sales Transactions Permitted. We prohibit directors and executive officers from pledging Common Stock as collateral, trading in derivative securities of OPT common shares, engaging in short sales of OPT securities, or purchasing any other financial instruments that are designed to hedge or offset any decrease in the market value of any OPT securities.

☒	No Single-Trigger for Change-in-Control Severance Payments. Cash severance payments to our CEO and CFO require a qualifying termination of employment and a “double-trigger” - a change-in-control and involuntary termination without cause or termination by the executive officer for Good Reason.

☒	No Share Repricing. We prohibit repricing of underwater stock options and other awards without stockholder approval.

☒	No Automatic Vesting. We require a minimum vesting period of at least one year for all types of equity awards.

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Our Compensation Committee is responsible for overseeing the compensation of our named executive officers (NEOs), including the design, review, approval, and implementation of all compensation programs. The goal of the Compensation Committee is to ensure that our compensation practices are aligned with our business strategies and objectives and that the total compensation paid to each of our named executive officers is fair, reasonable, and competitive. During fiscal year 2025, our Company had four NEOs: (1) the President and Chief Executive Officer (CEO); (2) the Senior Vice President and Chief Financial Officer (CFO), (3) the Secretary and General Counsel, and (4) the Chief Commercial Officer (no longer employed as of June 2025).

The Compensation Committee is composed entirely of independent, non-management members of the Board. Each member of the Compensation Committee is both a “non-employee director” within the meaning of Rule 16b3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the IRC. No Compensation Committee member participates in any of OPT’s employee compensation programs. Each year OPT reviews any and all relationships that each director has with OPT, and the Board subsequently reviews these findings. The responsibilities of the Compensation Committee, as stated in its charter, include the following:

● review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

● review and approve the corporate goals and objectives that may be relevant to the compensation of NEOs;

● evaluate the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and

● review and approve the recommendations of the CEO with regard to the compensation of all officers of the Company other than the CEO.

The Compensation Committee and the Board of Directors determine the compensation of the CEO without any management input. The Compensation Committee does take into consideration input from the CEO when making compensation decisions for the CFO and CCO as it believes that this input is useful because the CEO reviews and observes the performance of both the CFO and CCO. Neither the CFO nor CCO is present or privy to the recommendations of the CEO to the Compensation Committee. The full Board of Directors also conducts an annual evaluation of the CEO, which is designed to help assess the CEO’s performance against established goals and objectives, and provide additional feedback for the Compensation Committee.

Compensation Clawback Policy

In 2023, the Board adopted a Compensation Clawback Policy which is compliant with the requirements of the NYSE American and the SEC. Under the policy, if OPT is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, OPT would recover from any current or former executive officers incentive-based compensation that was erroneously awarded during the three years preceding the date such a restatement was required. The recoverable amount is the amount of incentive-based compensation received in excess of the amount that otherwise would have been received had it been determined based on the restated financial measure. This would apply even if the executive officer did not engage in any misconduct or had no responsibility for the errors. The Compensation Committee has the full and final authority to make all determinations under this policy.

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Compensation Objectives and Philosophy

OPT’s compensation program is centered around a philosophy that focuses on aligning the interests of our management with those of our stockholders, retention of key personnel, and pay-for-performance compensation. The Company believes this philosophy allows the Company to compensate its executive officers competitively, while simultaneously ensuring support of its strategy and continued development and achievement of key business goals. The Compensation Committee firmly believes that a pay-for-performance philosophy should recognize both short- and long-term performance and should include both cash and equity compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee.

Our compensation programs are intended to reward executives for the achievement of specified predetermined quantitative and qualitative goals aligned with the interests of stockholders and designed to increase stockholder value. Our compensation programs are also designed to attract and retain qualified executives and reward them for attaining superior short-term and long-term performance.

Total Compensation Program Elements and Relationship to Performance

Key elements of these programs include:

● Base salary that is fixed cash compensation designed to reward annual achievements, with consideration given to the executive’s qualifications, scope of responsibility, leadership abilities and management experience and effectiveness;

● Short-term incentive (STI) programs that provide yearly cash bonus awards, where warranted, designed to incentivize, and reward executives for executing against predetermined business objectives with demonstrated performance; and

● Long-term incentive (LTI) programs that provide equity-based incentive compensation, over a multi-year period, which further align executive and stockholder interests. Grants prior to and including fiscal year 2022 had been primarily in the form of Non-qualified Stock Options (NQSOs). Beginning with fiscal year 2023, NEOs have received equity grants in the form of Restricted, Stock Units (RSUs) instead of NQSOs. For fiscal year 2026 and beyond, our intention is for NEOs to continue to receive equity grants in the form of RSUs. The value of LTI compensation is based upon the market value of our Common Stock that requires continued service, with the majority of the vesting criteria tied to the attainment of certain performance goals.

Determining and Setting Executive Compensation

The Compensation Committee works closely with key members of management to set the compensation for the Company’s non-NEO executives. Under direction by, and oversight from, the Compensation Committee, management develops recommendations for the Company’s compensation plans by utilizing market data sourced from publicly available compensation sources. This includes reputable on-line compensation surveys for comparable executive positions that review a broad selection of national and regional companies, which the Company believes it may compete with for executive talent. These companies are considered to be comparable to the Company in terms of public ownership, organizational structure, size, and stage of development. The Compensation Committee reviews the results of any compensation analyses, and recommendations by management are reviewed with and approved by the Compensation Committee annually; however, if the Company becomes aware within the year that a market adjustment is required based on market or other data, the Compensation Committee can make changes as necessary. The Compensation Committee targets compensation for our executives within a competitive range, generally at the market 50th percentile. Other considerations, including the unique nature of our business, the experience level of an executive, performance, tenure, and other market and/or relevant factors may dictate variations to this general target.

In addition to traditional benchmarking metrics, such as product sales, revenue and profits, the additional factors the Compensation Committee typically considers when determining the STI and LTI compensation of our NEOs’ compensation include:

●	key product and solution development initiatives;
●	technology advancements;
●	achievement of commercial milestones;
●	establishment and maintenance of key strategic relationships;
●	implementation of appropriate financing strategies;
●	financial and operation performance;
●	safety performance; and
●	compliance with international quality and operational standards, including ISO certification and audits.

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Results of Recent Annual Meeting Votes on Executive Compensation

The results of the voting on the executive compensation proposals at our last three Annual Meetings of Stockholders are presented in the following table.

	For	Against	Abstain

2024 Annual Meeting	86%	12%	3%

2023 Annual Meeting	63%	31%	6%

2022 Annual Meeting	70%	22%	8%

The Board and Compensation Committee continue to focus on driving NEO performance against specific goals and ensuring that the interests of management and stockholders are aligned properly. Accordingly, as part of our governance processes, we continually review our incentive programs, including equity vehicles that better align with our stockholders, in addition to our governance policies.

LTI Goals

In January 2022, the Company adopted a new program for LTI awards. Pursuant to the new program NEOs, vice presidents, and select other direct reports to the CEO received RSUs while the rest of the Company’s employees received NQSOs. NQSOs are subject to time-based vesting, while RSUs are subject to both time-based and performance-based vesting criteria. Performance-based vesting is subject to a total shareholder return (“TSR”) formula, which allows for vesting in the second year if the TSR metric is not achieved in the first year, and for vesting in the third year if the TSR metric is not achieved for the second year. The TSR metric has two components – an absolute TSR metric that evaluates the performance of our Common Stock year-over-year, and a relative TSR metric that evaluates the performance of our Common Stock against a defined index, the Russell 3000 Microcap index. One-third of RSU awards vest over time, one-third vest as absolute TSR metrics are achieved and one-third vest as relative TSR metrics are achieved. LTI awards granted in January 2022 and January 2023 were granted under this revised program.

In January 2024 the Company adopted a new program for LTI awards. Pursuant to the new program all employees received RSUs subject to both time-based and performance-based vesting criteria. One third of the RSUs shall vest equally over time on January 31, 2025, on January 31, 2026, and on January 31, 2027. One third of the RSUs shall vest over time based upon achieving and maintaining various specified ISO certifications by January 2027. Progress toward these targets and annual vesting will be determined by OPT’s Compensation Committee on January 31, 2025, on January 31, 2026, and on January 31, 2027. One third of the RSUs shall vest over time based upon the achieving specified cumulative contracted bookings targets by January 2027. Contracted bookings will be assessed on a gross basis, but excluding options, and any terminations will be subtracted from the total. Progress toward this target and annual vesting will be determined by OPT’s Compensation Committee on January 31, 2025, on January 31, 2026, and on January 31, 2027. As long as the Company is within 95% of the bookings target in year 1 and 2, 1/3 of the total grant will vest. Year 3 is then a makeup year that allows for overperformance (if at least 120% of total is achieved), or catchup (if 100% of total cumulative target is achieved), or it balances out based on the total cumulative achievement. Finally, upon the attainment of positive TSR for each of the years ended January 31, 2025, 2026, and 2027, respectively, an additional 10% of the shares awarded on January 31, 2024 will be granted – issued and assessed annually, with immediate vesting. For clarity, positive TSR will be calculated based on the share price 12 months prior using the 10 day VWAP. Shares awarded annually will be either 0% or 10% based upon the analysis above, with no extrapolation. Total cumulative awarded shares are capped at 30% and there is no penalty for not achieving positive TSR.

In January 2025 the Company granted RSUs to all employees subject to the following vesting criteria and continued employment on the applicable vesting dates:

i.	One-third of the RSUs shall vest equally over time
ii.	One-third of the RSUs shall vest over time based upon achieving and maintaining ISO certification. Progress will be determined by OPT’s Compensation Committee.
iii.	One-third of the RSUs shall vest over time based upon the achievement of cumulative contracted bookings and progress will be determined by OPT’s Compensation Committee.
iv.	Bonus: Upon achieving positive TSR for the fiscal years ending January 31, 2026, 2027, and 2028, respectively, an additional 10% of the shares initially awarded on January 16, 2025, will be granted. The assessment will be conducted annually, with shares vesting immediately upon such determination. The cumulative total award is capped at 30% of the shares initially granted.

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STI Goals for Fiscal Year 2024

In the May 2023 meeting, the Compensation Committee also developed objectives for the STI plan for the NEOs for fiscal year 2024. The Compensation Committee established objectives across three main categories; financial performance, operational performance, and safety and quality performance as reflected in the following table. For Operational and Safety and Quality metrics management has identified specific measurement criteria which has been approved by the Compensation Committee.

Category	Metric	Measurement	Target Points
Financial	New Bookings	Multi System Orders (10 points per multi- buoy [3 or more], 5 points per multi- vehicle [3 or more])	10
Financial	New Bookings	$7.8M Buoy new bookings	15
Financial	New Bookings	$6M Vehicles new bookings	15
Financial	New Bookings	$1.3M Consulting new bookings	5
Operational	Manufacturing		30
Operational	Technology		10
Operational	Cyber		5
Safety and Quality	Proactive Measures Implementation		5
Safety and Quality	Total Recordable Incident Rate		5
Total			100

Consistent with fiscal year 2023, a 75% threshold was established, and upon attainment, a 50% award will be made. Between 75% and 100%, the award would be linearly interpolated, and between 100% and 200% (the maximum award), the award would be interpolated.

Considering the overall performance of the Company for the fiscal year, and particularly the performance reviews of high performing individuals within the staff, the Compensation Committee approved management’s recommendation for the STI pool for the fiscal year, and the STI pool resulted in a total of approximately $1,060,000 in bonus awards across the Company. In terms of NEOs STI bonus, the Compensation Committee approved that the NEOs receive 64% of their respective target bonuses for fiscal year 2024.

STI Goals for Fiscal Year 2025

In its July 2024 meeting, the Compensation Committee developed objectives for the STI plan for the NEOs for fiscal year 2025. The Compensation Committee established objectives across two main categories; financial performance and safety and quality performance as reflected in the following table. Management also identified specific measurement criteria which was approved by the Compensation Committee.

Category	Metric	Measurement	Target Points
Financial	New Bookings	$18M new bookings = 100% of target points. No points awarded <$13.5M	30
Financial	Revenue	$12.5M = 100% of target points. No points awarded <$9.38M	40
Financial	Adjusted Operating Income	$10M operating loss = 100% of target points. No points awarded if operating loss >$12.5M	15
Safety and Quality	Proactive Measures Implementation		5
Safety and Quality	Total Recordable Incident Rate		10
Total			100

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Compensation Considerations and Decisions for Fiscal Year 2025/2026

In May and July 2025, the Compensation Committee held meetings to address management’s recommendation for fiscal year 2026 in terms of salary changes and the fiscal year 2026 STI bonus pool. The Compensation Committee assessment included a review of the Company’s scorecard for fiscal year 2025. The Compensation Committee exercised its discretion to determine to make payment based on the overall performance of the Company in terms of meeting the targets for the fiscal year included in the scorecard resulting in the attainment of 45 points out of a total 100 possible points (even though the fiscal year 2025 STI Plan required the achievement of 75 points to qualify for a threshold minimum payment). In addition, employees (other than NEOs) received 100% of their target bonus based upon individual objectives.

Considering the overall performance of the Company for the fiscal year, and particularly the performance reviews of high performing individuals within the staff, the Compensation Committee approved management’s recommendation for the STI pool for the fiscal year, and the STI pool resulted in a total of approximately $760,000 in bonus awards across the Company.

In terms of NEOs compensation and STI bonus, the Compensation Committee approved that the NEOs receive 45% of their respective target bonuses for fiscal year 2025, and pay increases of 3.5% would be granted for fiscal year 2026.

STI Goals for Fiscal Year 2026

In its May 2025 meeting, the Compensation Committee also developed objectives for the STI plan for the NEOs for fiscal year 2026. The Compensation Committee established objectives across two main categories; financial performance and safety and quality performance as reflected in the following table. Management also identified specific measurement criteria which was approved by the Compensation Committee.

Category	Metric	Measurement	Target Points
Finance	New Bookings	$24M new bookings = 100% of target points.	25
	Revenues	$24M revenues = 100% of target points.	20
	Adjusted* EBITDA	$(7)M = 100% of target points	15
Development	Advanced Autonomy and Resiliency	See Development tab	15
	Docking and Charging		10
Safety and Quality	Proactive Measures Implementation	See Safety tab	5
	TRIR		10
Total Points			100

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Summary Compensation Table

The following table sets forth the compensation awarded to, earned by, or paid by us during the fiscal years ended April 30, 2025, and 2024 to our named executive officers.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)

Philipp Stratmann	2025	$374,291	$125,753	$5,437,530	$—	$16,831	$5,954,405
President and Chief Executive Officer	2024	$372,600	$179,803	$289,042	$—	$17,444	$858,889

Robert Powers	2025	$306,551	$67,813	$2,409,089	$—	$18,153	$2,801,606
Senior Vice President and Chief Financial Officer	2024	$301,392	$96,961	$155,868	$—	$17,787	$572,008

Matthew Burdyny	2025	$251,587	$—	$2,464,296	$—	$15,058	$2,730,941
Chief Commercial Officer (former) (6)	2024	$250,000	$72,385	$136,125	$—	$15,613	$474,123

Tracy Pagliara	2025	$86,539	$33,750	$2,611,106	—	$—	$2,731,395
Senior Vice President, General Counsel, & Corporate Secretary	2024	$—	$—	$—	$—	$—	$—

Joseph DiPietro	2025	$—	$—	$—	$—	$—	$—
Controller and Treasurer (former) (6)	2024	$196,650	$—	$25,425	$—	$5,911	$227,986

(1) Salary represents actual salary earned during each fiscal year. The amounts in this column may be different from the amounts listed below under description of employment agreements due to increases in salary levels and mid-year hire dates.

(2) This amount represents bonuses earned by the named executive officers for fiscal years 2025 and 2024. For fiscal year 2025 and 2024 the Compensation Committee awarded bonuses in accordance with performance results.

(3) The amounts in the “Stock Awards” column are subject to the vesting criteria described above and reflect the aggregate grant date fair value of restricted stock units granted during the year computed in accordance with the provisions of Accounting Standards Codification (ASC) No. 718, “Compensation- Stock Compensation.” The assumptions used in calculating these amounts are incorporated by reference to Note 11 to the financial statements for the year ended April 30, 2025 included in our Annual Report on Form 10-K filed on July 24, 2025.

(4) The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of Accounting Standards Codification (ASC) No. 718, “Compensation- Stock Compensation.” The assumptions used in calculating these amounts are incorporated by reference to Note 11 to the financial statements for the year ended April 30, 2025 included in our Annual Report on Form 10-K filed on July 24, 2025.

(5) All amounts in fiscal 2025 and 2024 were related to the Company’s matching contributions to the 401(K) Plan.

(6) Mr. DiPietro separated from the Company in April 2024 and Mr. Burdyny separated from the Company in June 2025.

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Employment Agreements

Philipp Stratmann – President, Chief Executive Officer, and Director

Effective June 18, 2021, in connection with his appointment as Chief Executive Officer and President, Mr. Stratmann entered into an Employment Agreement with the Company. Pursuant to the Employment Agreement, Mr. Stratmann is eligible for an annual, discretionary, performance-based bonus targeted at 75% of base salary on such terms and conditions as may be determined by the Board or its Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to the 2015 Plan, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. Mr. Stratmann will receive an annual base salary of $372,600 for fiscal year 2025.

If he is terminated other than for cause, he will receive 12 months of salary as severance. Mr. Stratmann is also subject to covenants regarding non-competition, non-solicitation, and confidentiality.

Robert Powers - Senior Vice President and Chief Financial Officer

Effective December 13, 2021, in connection with his appointment as Senior Vice President and Chief Financial Officer, Mr. Powers entered into an Employment Agreement with the Company. Pursuant to the Employment Agreement, Mr. Powers is eligible for an annual, discretionary, performance-based bonus targeted at 50% of base salary on such terms and conditions as may be determined by the Board or its Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to the 2015 Plan, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. Mr. Powers will receive an annual base salary of $301,392 for fiscal 2025.

If Mr. Powers is terminated other than for cause (or Mr. Powers quits for good reason), he will receive six months of salary as severance. Mr. Powers is also subject to covenants regarding non-competition, non-solicitation, and confidentiality.

Tracy Pagliara – Senior Vice President, General Counsel & Corporate Secretary

Effective January 16, 2025, in connection with his appointment as Senior Vice President, General Counsel & Corporate Secretary, Mr. Pagliara entered into an Employment Agreement with the Company. Pursuant to the Employment Agreement, Mr. Pagliara will receive an annual base salary of $300,000, is eligible for an annual, discretionary, performance-based bonus targeted at 50% of base salary on such terms and conditions as may be determined by the Board or the Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to the 2015 Plan, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. At the time of signing the Employment Agreement, he received a one-time grant of 75,000 restricted stock units under the 2015 Plan that vest, if at all, over two years, 1/4 on each of the first and second anniversary of the date of grant, and 1/4 in each year based on achievement of certain performance targets.

If Mr. Pagliara is terminated other than for cause (or Mr. Pagliara quits for good reason), he will receive three months of salary as severance if that occurs prior to January 2026 and then six months thereafter. He is also entitled to certain other severance payments in connection with a change of control or non-renewal of the Employment Agreement. Mr. Pagliara is also subject to covenants regarding non-competition, non-solicitation and confidentiality.

We do not include employment agreement information for Mr. DiPietro or Mr. Burdyny as neither of them is currently employed by the Company.

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Stock Option and Other Compensation Plans

2015 Omnibus Incentive Plan

The 2015 Plan provides for the grant of stock options, SARs, restricted stock awards, restricted stock unit awards and unrestricted stock awards, dividend equivalent rights, performance share awards or other performance-based awards, other equity-based awards or cash to eligible employees, officers and non-employee directors of OPT or any affiliate of OPT, or any consultant or adviser to OPT or an affiliate who is currently providing services to OPT or an affiliate, or to any other individual whose participation in the 2015 Plan is determined to be in the best interests of OPT by the committee administering the 2015 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2015 Plan. The limitation on the amount of shares of stock issuable under the 2015 Plan is subject to adjustment in the event of certain changes in our capital stock, such as recapitalization, reclassifications, stock splits, reverse stock splits, spin-offs, combinations of our stock, exchanges of our stock and other increases or decreases in our stock without receipt of consideration.

As of April 30, 2025, options to purchase 483,342 shares of our Common Stock at a weighted average exercise price of 2.59 were outstanding under our 2015 Plan.

As of April 30, 2025, we had 22,461,633 RSUs issued and unvested under our 2015 Omnibus Incentive Plan.

2018 Employment Inducement Incentive Award Plan

On January 18, 2018, the Board adopted the Ocean Power Technologies, Inc. Employment Inducement Incentive Award Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 25,000 shares of our Common Stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. In June 2021, OPT transferred its stock listing from Nasdaq to NYSE American, and the Inducement Plan continued in effect. The Inducement Plan provides for the grant of equity-based awards, including restricted stock units, restricted stock, performance shares and performance units, and its terms are substantially similar to OPT’s 2015 Plan, including with respect to treatment of equity awards in the event of a “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception.

In accordance with the applicable NYSE American Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of OPT (or following such individuals’ bona fide period of non-employment with OPT), as an inducement material to the individuals’ entry into employment with OPT. An award is any right to receive our Common Stock pursuant to the Inducement Plan, consisting of a performance share award, restricted stock award, a restricted stock unit award or a stock payment award. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the date of its adoption. Any Awards that are outstanding on the Expiration Date, or the date of termination of the Plan (if earlier), shall remain in force according to the terms of the Plan and the applicable Award Agreement. On February 9, 2022, the 2018 Inducement Plan was amended to increase the authorized shares by 250,000 to 275,000, and on June 3, 2025 was further amended to increase the authorized shares from 275,000 to 990,000. As of December 1, 2025, there were 725,000 shares issued, but not yet vested, and 151,487 shares available for grant under the Inducement Plan.

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Outstanding Equity Awards at Fiscal Year End Table

The following table contains certain information regarding equity awards held by the named executive officers as of April 30, 2025:

	Option Awards					Stock Awards
Name and Principal Position	Numbers of Shares Underlying Unexercised Options (#) Exercisable	Numbers of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Philipp Stratmann	9,333	-	$2.93	1/14/2031	(1)
President and Chief Executive Officer						7,583,897	(2)	$3,109,398

Robert Powers	-	-	-	-		3,449,206	(3)	$1,414,174
Senior Vice President and Chief Financial Officer

Matthew Burdyny	-	-	-	-		3,305,855	(4)	$1,355,401
Chief Commercial Officer

Tracy Pagliara						3,196,721	(5)	1,310,656
Senior Vice President, General Counsel, & Corporate Secretary

Joseph DiPietro
Controller and Treasurer (Former)				—		—		—

(1) Represents stock options granted January 14, 2021 relating to an aggregate of 9,333 shares which vest over a two-year period based on service requirements.

(2) Represents restricted stock units, with market based conditions, (A) granted on January 19, 2023 relating to an aggregate 145,588 shares which vest over a three- year period when certain market price targets are met, (B) granted on February 1, 2024 relating to an aggregate 781,259 shares which vest over a three-year period when certain market price and performance targets are met, and (C) granted on January 16, 2025 relating to an aggregate 6,657,050 shares which vest over a three-year period when certain market price and performance targets are met.

(3) Represents restricted stock units, with market based conditions, (A) granted on January 19, 2023 relating to an aggregate 78,510 shares which vest over a three-year period when certain market price targets are met, (B) granted on February 1, 2024 relating to an aggregate 421,300 shares which vest over a three-year period when certain market price and performance targets are met, and (C) granted on January 16, 2025 relating to an aggregate 2,949,396 shares which vest over a three-year period when certain market price and performance targets are met.

(4) Represents restricted stock units, with market based conditions, (A) granted on January 19, 2023 relating to an aggregate 27,021 shares which vest over a three-year period when certain market price targets are met, (B) granted on November 9, 2023 related to an aggregate of 16,667 shares which vest after a two-year period when certain market price targets are met, and (C) granted on February 1, 2024 relating to an aggregate 349,462 shares which vest over a three-year period when certain market price and performance targets are met, and (D) granted on January 16, 2025 relating to an aggregate 2,912,705 shares which vest over a three-year period when certain market price and performance targets are met. Mr. Burdyny separated from the Company in June 2025.

(5) Represents restricted stock units, with market based conditions, granted on January 16, 2025 relating to an aggregate 3,196,721 shares which vest over a three-year period when certain market price and performance targets are met.

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Potential Payments upon Termination of Employment or Change in Control

The following information sets forth the terms of potential payments to each of our NEOs in the event of a termination of employment. The terms cause, good reason and change of control have the meanings given such terms in the executive’s employment agreement. We do not include information regarding Mr. DiPietro or Mr. Burdyny as neither of them is currently employed by the Company.

Termination by OPT without Cause; Termination by Executive for Good Reason. Our employment agreement with each of Messer’s. Stratmann, Powers, and Pagliara provide, upon the termination of employment other than for cause, or if terminated for good reason, that they have the right to receive severance payments of twelve months of base salary (for Mr. Stratmann) or six months of base salary (for Mr. Powers and Mr. Pagliara).

Termination by OPT for Cause; Termination by Executive without Good Reason. Neither Mr. Stratmann, Mr. Powers, nor Mr. Pagliara is entitled to any benefits in the event of a termination of OPT for cause or by the executive without good reason.

Change in Control. The agreements for Mr. Stratmann, Mr. Powers, and Mr. Pagliara include a double trigger severance clause. In the event of a termination by OPT in connection with a change of control, or by the executive within 90 days of a change of control, the employment agreements for Mr. Stratmann, Mr. Powers, and Mr. Pagliara provide for a payment of twelve, three and three months, respectively, of base salary. The restricted stock unit agreement provides for accelerated stock vesting upon a change in control.

Termination upon Failure to Renew by OPT. In the event that OPT elects not to renew the employment agreement, and the executive terminates their employment within 30 days of notice of non-renewal, the employment agreements for Mr. Stratmann, Mr. Powers, and Mr. Pagliara provide for a payment of twelve, three and three months, respectively, of base salary.

Qualifying retirement. Under our restricted stock unit agreements with the NEOs, upon a Qualifying Retirement, 50% of unvested restricted shares will vest immediately. A “Qualifying Retirement” means retirement by the recipient after satisfaction of the conditions in either clause (A) or clause (B): (A) the recipient has both (1) attained the age of 55 and (2) completed at least ten years of employment with OPT; or (B) the sum of the recipient’s age plus the number of years he or she has been employed by OPT equals or exceeds 75 years. In addition, the agreements of Messrs. Stratmann, Powers, and Pagliara extend the exercisability of vested options to 90 days after any termination event.

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Pay vs Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and in accordance with Item 402(v) of Regulation S-K, the table below sets forth information about the relationship between compensation actually paid to our NEOs, calculated in accordance with SEC regulations, and certain financial performance measures of the Company for fiscal years 2025, 2024, and 2023.

Fiscal Year	Summary Compensation Table Total for Current PEO (Stratmann)[1]	Compensation Actually Paid to Current PEO (Stratmann)[1]	Average Summary Compensation Total for Non-PEO NEOs[1]	Average Compensation Actually Paid to Non-PEO NEOs[1]	Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net Income (millions)
2025	$5,954,405	$619,878	$2,754,647	$295,496	$216	$(21.5)
2024	$858,889	$350,088	$424,706	$247,643	$37	$(27.5)
2023	$868,068	$477,551	$407,966	$284,986	$48	$(26.3)

(1)	Amounts represent compensation actually paid to our Principal Executive Officers (“PEO”) and the average compensation actually paid to our non-PEO NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Fiscal Year	PEO(s)	Non-PEO NEOs
2025	Phillip Stratmann	Robert Powers, Matthew Burdyny(b), Tracy Pagliara
2024	Philipp Stratmann	Robert Powers, Matthew Burdyny, Joseph DiPietro(a)
2023	Philipp Stratmann	Robert Powers, Joseph DiPietro

(a)	Effective April 26, 2024, Mr. DiPietro departed from the Company.
(b)	Effective June 2025, Mr. Burdyny separated from the Company.

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Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year (“FY”), as adjusted as follows:

	2023		2024		2025
Equity Adjustments(a)	PEO (Stratmann)	Average Non-PEO NEOs	PEO (Stratmann)	Average Non-PEO NEOs	PEO (Stratmann)	Average Non-PEO NEOs
Summary Compensation Table Total	$868,068	$407,966	$858,889	$424,706	$5,954,405	$2,754,647
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(319,493)	$(101,475)	$(289,042)	$(105,806)	$(5,437,530)	$(2,494,830)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$-	$-	$-	$-	$-	$-
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$-	$-	$-	$-	$-	$-
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$-	$-	$-	$-	$-	$-
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$(43,514)	$(11,971)	$(75,366)	$(17,787)	$123,423	$43,200
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$(27,510)	$(9,534)	$(144,392)	$(53,470)	$(20,421)	$(7,521)
Increase based on Incremental Fair Value of Options Modified during Applicable FY	$-	$-	$-	$-	$-	$-
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$-	$-	$-	$-	$-	$-
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	$-	$-	$-	$-	$-	$-
Total Equity Adjustments	$(390,517)	$(122,980)	$(508,801)	$(177,062)	$(5,334,527)	$(2,459,152)
Compensation Actually Paid	$477,551	$284,986	$350,088	$247,643	$619,878	$295,496

(a)	Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (1) for performance stock units (and RSUs, if any), the average of the high and low values of our Common Stock on applicable year-end date(s) or, in the case of vesting dates, the closing price on the applicable vesting date(s) multiplied by the probability of achievement as of the applicable date, and (2) for stock options, a value derived using the Black-Scholes option pricing model and the present value of dividends we expect to pay over the expected term of the award as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value of such stock options for financial statement purposes modified to obtain the values as of the relevant valuation dates. The Black-Scholes option pricing model assumptions were determined as follows: a) the average of the high and low values of our Common Stock on the applicable valuation date as of the current market price, b) in the case of in the money options, an expected term equal to the original ratio of expected term relative to the contractual term multiplied times the remaining term as of the applicable valuation date, and in the case of underwater stock options, an expected term set equal to the remaining term of the award, c) volatility based on the historical volatility of our stock price over a period equal to the expected term, and d) risk-free interest rates based on the implied yield on recently-issued U.S. Treasury zero-coupon bonds with a term comparable to the expected term. In all cases, these amounts were calculated in accordance with Accounting Standards Codification Topic No. 718, Compensation – Stock Compensation. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025 and prior fiscal years.

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PROPOSAL FIVE

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION PRACTICES

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Consistent with our stockholders’ preference expressed in voting at the 2011 Annual Meeting of Stockholders, the Board determined that an advisory vote on the compensation of our NEOs will be conducted every year. In this proposal we are asking stockholders to approve the following advisory resolution at the 2025 Annual Meeting:

RESOLVED, that the compensation paid to OPT’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in OPT’s proxy statement for its 2025 Annual Meeting of Stockholders, is hereby APPROVED.

The Board recommends a vote FOR this resolution because it believes that the policies and practices described in the Executive Compensation section are effective towards achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our stockholders and motivating our executives to remain with us for long and productive careers. Named executive officer compensation over the past two years reflects amounts of cash and equity compensation consistent with our stated goals and objectives. We urge stockholders to read the Executive Compensation section beginning on page 40 of this proxy statement, including the 2025 Summary Compensation Table and related tables and narrative, appearing on pages 46 through 52 which provide information on our compensation policies and practices and the compensation of our NEOs.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

Solicitation of Proxies

The solicitation of proxies pursuant to this Proxy Statement is being made on behalf of the Board. Proxies may be solicited by mail, facsimile, telephone, email, internet, including social media, other electronic means, in person, and by advertisements. OPT has retained Sodali, a proxy solicitation firm, to assist OPT with the solicitation of proxies. Under our agreement with Sodali, Sodali will receive a fee of $20,000 plus the reimbursement of reasonable expenses. Sodali expects that approximately twenty (20) of its employees will assist in OPT’s solicitation of proxies. In addition, officers, directors, and certain other regular employees of OPT named herein may solicit proxies as part of their duties in the normal course of their employment without any additional compensation.

OPT will bear the costs of calling and holding the 2025 Annual Meeting and its and the Board’s solicitation of proxies. These costs to be borne by OPT will include OPT’s expenses related to our solicitation of proxies; additional fees payable to our proxy solicitor; and the costs of retaining an independent inspector of elections.

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Other costs to be borne by OPT will include OPT’s expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and beneficial owners and reimbursements paid to brokerage firms, banks, and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to OPT’s stockholders and obtaining voting instructions from beneficial owners.

Deadlines for Notice of Stockholder Actions to be Considered at the 2026 Annual Meeting

Stockholder Proposals

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at OPT’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, Rule 14a-8 stockholder proposals must be received by OPT’s Corporate Secretary at OPT’s principal executive officers (located at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831) no later than August 4, 2026.

Any stockholder of record of OPT who desires to submit a proposal of business (other than stockholder proposals in accordance with Rule 14a-8) for action at the 2026 Annual Meeting must deliver written notice of an intent to make such proposal of business to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831 no earlier than September 29, 2026 and no later than October 29, 2026. However, if the date of the 2025 Annual Meeting is more than twenty (20) days before or sixty (60) days after the first anniversary of the date of the 2025 Annual Meeting, then such notice must be delivered to OPT’s Corporate Secretary no later than the close of business on the later of (A) the ninetieth (90th) day prior to the 2025 Annual Meeting and (B) the tenth (10th) day following the day on which notice of the date of the 2026 Annual Meeting was mailed or public disclosure of the date of the 2026 Annual Meeting was made, whichever first occurs. Any such notice must also comply with the timing, disclosure, procedural, and other requirements as set forth in the OPT Bylaws.

Stockholder Nominations for Director Candidates

Any stockholder of record of OPT who desires to nominate one or more director candidates at the 2026 Annual Meeting must deliver written notice of an intent to make such director nomination to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831 no earlier than September 29, 2026, and no later than October 29, 2026. However, if the date of the 2025 Annual Meeting is more than twenty (20) days before or sixty (60) days after the first anniversary of the date of the 2025 Annual Meeting, then such notice must be delivered to OPT’s Corporate Secretary no later than the close of business on the later of (A) the ninetieth (90th) day prior to the 2025 Annual Meeting and (B) the tenth (10th) day following the day on which notice of the date of the 2026 Annual Meeting was mailed or public disclosure of the date of the 2026 Annual Meeting was made, whichever first occurs). Any such notice must also comply with the timing, disclosure, procedural, and other requirements as set forth in the OPT Bylaws.

In addition to satisfying the requirements under the OPT Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with the time period set forth immediately above for providing notice of stockholder nominations for director candidates.

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Annual Report

Our 2025 Annual Report is being furnished together with this Proxy Statement. The 2025 Annual Report contains our consolidated financial statements for our fiscal year ended April 30, 2025 and the report thereon of Baker Tilly LLP.

Our 2025 Annual Report does not constitute, and should not be considered, a part of our proxy solicitation materials. Stockholders can review and download a copy of our 2025 Annual Report by accessing our website, https://investors.oceanpowertechnologies.com/financial-information/sec-filings, or stockholders may request paper copies, without charge, by writing to Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831. OPT’s filings with the SEC also are available to the public at the SEC’s website at www.sec.gov. The information on OPT’s website and the SEC’s website are not part of this Proxy Statement.

Householding of Annual Meeting Materials

We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” the proxy statements and annual reports for their customers. This means that only one copy of our proxy statement, proxy card or annual report may have been sent to multiple stockholders in your household.

We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, Attention: Secretary or (609) 730-0400. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction, or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. OPT’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks, uncertainties, and other factors. OPT urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

This Proxy Statement is dated December 2, 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary. Except as required by law, OPT does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tracy Pagliara
Tracy Pagliara
Senior Vice President, General Counsel and Secretary

Dated: December 2, 2025

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” OF OUR BOARD’S NOMINEES (TERENCE J. CRYAN, J. PHILIPP STRATMANN, CLYDE W. HEWLETT, CORLISS J. MONTESI, AND JIM THOMPSON) ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, AND “FOR” PROPOSAL 5.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

WE URGE YOU TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT!

PLEASE VOTE THE PROXY CARD TODAY!

Remember, you can vote your shares by telephone or via the Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions or require any assistance in voting your shares, please call:

430 Park Avenue, 14th Floor

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

E-mail: OPTT@investor.sodali.com

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Exhibit A

FIRST AMENDMENT TO

OCEAN POWER TECHNOLOGIES, INC.

AMENDED & RESTATED 2015 OMNIBUS INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors of Ocean Power Technologies, Inc., a Delaware corporation (the “Corporation”), and the approval by the stockholders of the Corporation at the Corporation’s 2025 Annual Meeting of Stockholders held on January 27, 2026, the Amended & Restated 2015 Omnibus Incentive Plan, as amended (the “Plan”), of the Corporation is hereby further amended as follows, provided that no outstanding Award (as defined in the Plan) will be modified by this amendment to the extent it would violate Code (as defined in the Plan) sections 424 or 409A:

1. Section 4.1 of the Plan is hereby amended to increase the number of shares reserved for issuance under the Plan by 5,000,000 shares, from 27,282,036 shares to 32,282,036 shares.

2. Section 6.3 of the Plan is hereby added to the Plan to incorporate a limit on shares of common stock that may be granted in a calendar year to any eligible person, as follows:

“6.3 Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(a) the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is subject to a formulaic standard based upon a maximum multiple of base cash compensation (base salary only for employees and officers, and cash retainer only for Board and Committee service for Directors) paid to an eligible person at the time of an Award but no more than a value of 10 times that base compensation and in all cases with the actual number of shares subject to the judgment of the Committee making the Award in light of the best interest of the Company and its shareholders;

(b) the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is subject to a formulaic standard based upon a maximum multiple of base cash compensation (base salary only for officers and cash retainer only for Board and Committee service only for Directors) paid to an eligible person at the time of an Award but no more than a value of 10 times that base compensation and in all cases with the actual number of shares subject to the judgment of the Committee making the Award in light of the best interest of the Company and its shareholders; and

(c) the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an Award shall be four hundred thousand dollars ($400,000) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award shall also be four hundred thousand dollars ($400,000).

The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17.”

3. Section 18.3 of the Plan is hereby amended and restated in its entirety to allow a grantee under the Plan to elect to satisfy their federal, state, or local tax withholding requirements to the specific percentage of such withholding equal to or more than the statutory minimum.

“18.3 Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. A Grantee may have withheld from any Award a number of shares of Stock to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, having a Fair Market Value equal to or greater than the minimum statutory amount, but up to the statutory maximum, required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.”

4.Sections 4.3(c) and 4.3(d) of the Plan are hereby amended and restated in their entirety to allow for shares of Stock deducted from or delivered by a grantee to satisfy any federal, state or local tax withholding requirements to be available again for issuance under the Incentive Plan. Sections 4.3(a) and 4.3(b) are unchanged.

“4.3 Share Usage.

(c) Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan or Prior Plans which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, or which are deducted from or delivered by Grantee for payment of an Award in connection with the Company’s tax withholding obligations as provided in Section 18.3, shall be available again for issuance under the Plan.

(d) The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, or (ii) purchased by the Company with proceeds from Option exercises.”

5. Unless otherwise expressly provided for in this First Amendment to the Plan (the “First Amendment”), all capitalized words, phrases, or defined terms used in this First Amendment will have the same meaning ascribed to them in the Plan.

6. Except as expressly set forth in this First Amendment, there have been no other changes or modifications to the Plan, and the Plan remains otherwise unchanged and in full force and effect.

7. This First Amendment shall be effective as of January 27, 2026.

Exhibit B

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

Ocean Power Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) does hereby certify:

1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 27, 2007, and amended effective October 27, 2015, October 21, 2016, December 7, 2018, March 8, 2019, October 20, 2022, June 30, 2023, August 30, 2024 and April 30, 2025.

2. Upon the Effective Time, the first sentence of Article Fourth of the Corporation’s Certificate of Incorporation is hereby stricken and replaced with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 405,000,000, consisting of (i) 400,000,000 shares of Common Stock, $.001 par value per share (“Common Stock”) and (ii) 5,000,000 shares of Preferred Stock, $.001 par value per share (“Preferred Stock”).”

3. This Certificate of Amendment of Certificate of Incorporation shall become effective upon filing.

4. This Certificate of Amendment of Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL. The Board of Directors of the Corporation duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment of Certificate of Incorporation and directed that such amendment be considered by the stockholders of the Corporation. A meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on January 27, 2026 at which meeting the required number of shares were voted in favor of such amendment. The stockholders of the Corporation duly adopted the Certificate of Amendment of Certificate of Incorporation.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this 27th day of January, 2026.

By:
Name:	Philipp Stratmann
Title:	President and Chief Executive Officer

Ocean Power Technologies, Inc.
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA 15230-1150

OCEAN POWER TECHNOLOGIES, INC.

THE 2025 ANNUAL MEETING OF STOCKHOLDERS

JANUARY 27, 2026

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Ocean Power Technologies, Inc. common stock for the 2025 annual meeting of stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

VOTE VIA INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL
Have your proxy card available when you access the website **www.cesvote.com** and follow the simple instructions to record your vote	Have your proxy card available when you call **Toll-Free 1-888-693-8683** using a touch-tone phone and follow the simple instructions to record your vote	Please mark, sign and date your proxy card and return it in the **postage-paid envelope** provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230

Internet and telephone access is available 24 hours a day, 7 days a week.

You will be required to provide the unique control number printed below if you vote via the Internet or by telephone.

If you vote on the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern Standard Time on January 26, 2026. If you vote by mail, your vote must be received in sufficient time before the annual meeting.

CONTROL NUMBER: ➔

🡻 **If voting by mail, please fold and detach card at perforation before mailing.** 🡻

OCEAN POWER TECHNOLOGIES, INC. PROXY

The Board of Directors recommends a vote "FOR ALL" of the Board's Nominees listed in Proposal 1.

1. To elect the following five persons to the OPT Board of Directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal;

NOMINEES:

(1) Terence J. Cryan
(2) Philipp Stratmann
(3) Clyde W. Hewlett
(4) Corliss Montesi
(5) Jim Thompson

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
❑	❑	❑

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominees in the space below.

____

The Board of Directors recommends a vote "FOR" Proposals 2 - 5.

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

3. To increase the number of OPT's authorized shares from 300 million to 400 million;

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

________________________________ ________________
Stockholder Signatures (Titles) Date

INSTRUCTIONS: Please sign exactly as your name(s) appear(s) on this proxy card. If signing as an attorney, executor, administrator, trustee, guardian or other fiduciary agent, please provide your full title as such. Joint owners should each sign personally. All holders must sign. If you are signing on behalf of a corporation or partnership as an authorized officer, please sign using the full corporate or partnership name.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

YOUR VOTE IS IMPORTANT!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU MAY VOTE ON THE INTERNET OR BY TELEPHONE. YOUR INTERNET OR TELEPHONE VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME ON JANUARY 26, 2026. IF YOU DO NOT VOTE VIA THE INTERNET OR BY TELEPHONE, THEN PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. YOUR MAIL VOTE MUST BE RECEIVED IN SUFFICIENT TIME BEFORE THE ANNUAL MEETING.

If you have any questions, would like to request additional copies of proxy materials or need assistance voting your proxy card, please contact Ocean Power Technologies, Inc.'s proxy solicitor:

SODALI & CO

Sodali & Co
430 Park Avenue, 14th Floor,
New York, NY 10022
Call toll-free (800) 662-5200
or (203) 658-9400
Email: OPTT@investor.Sodali.com

↓ If voting by mail, please fold and detach card at perforation before mailing. ↓

PROXY CARD

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitute(s) and appoint(s) Dr. Philipp Stratmann and Terence J. Cryan and each of them, acting individually or in the absence of others, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and re-substitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, stockholders of Ocean Power Technologies, Inc., a Delaware corporation ("OPT"), all shares of the common stock, par value $0.001 per share (the "Common Stock"), of OPT which the undersigned would be entitled to vote, and with all powers that the undersigned would have, if present at OPT's 2025 Annual Meeting of Stockholders (including any adjournments, postponements, reschedulings, or continuations thereof and any meeting which may be called in lieu thereof, the "Meeting"). The Meeting is scheduled to be held on Tuesday, January 27, 2026, at 10:00 a.m. Eastern Time, in virtual format. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys, agents, and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

By signing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein.

THE SHARES REPRESENTED BY THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 AND 5. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR ALL" NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN OR THEIR SUBSTITUTES WITH RESPECT TO SUCH OTHER BUSINESS AS MY PROPERLY COME BEFORE THE MEETING. ONLY STOCKHOLDERS OF RECORD ON DECEMBER 1, 2025 MAY VOTE AT THE MEETING.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR WHITE PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on the reverse side)